        As filed with the Securities and Exchange Commission on February 1, 2000
                                                  Registration No. 33-78944
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                --------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        PRE-EFFECTIVE AMENDMENT NO.                   [ ]


                      POST-EFFECTIVE AMENDMENT NO. 12                 [X]

                                    and/or

                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

                               Amendment No. 14

                            OCC ACCUMULATION TRUST
              (Exact Name of Registrant as Specified in Charter)

                ONE WORLD FINANCIAL CENTER, NEW YORK, NY  10281
                   (Address of Principal Executive Offices)

                                (212) 739-3191
                        (Registrant's Telephone Number)


                                                                    Copy to:
Frank Poli, Esq.                                                    Ronald M. Feiman, Esq.
Oppenheimer Capital                                                 Mayer, Brown & Platt
1345 Avenue of the Americas                                         1675 Broadway
New York, NY  10105-4800                                            New York, NY  10019-5820
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to                            [ ]  on May 1, 1999 pursuant to
     paragraph (b)                                                       paragraph (b)

[ ]  On October 15, 1997 pursuant to                                [ ]  60 days after filing pursuant to paragraph (a)(1)
     paragraph (a)(1)

[ ]  75 days after filing pursuant to                               [ ]  on May 1, 1999 pursuant to
     paragraph (a)(2)                                                    paragraph (a)(2) of Rule 485



CROSS REFERENCE SHEET

Form N-1A
  Item
Part A     Caption                         Prospectus
------     -------                         ----------
1.             (a) Front Cover Page             Front Cover Page
               (b) Back Cover Page              Back Cover Page

2.             Risk/Return Summary:             Risk/Return Summary
               Investments, Risks and           Principal Investment
               Performance                      Strategies and Related Risks

3.             Risk/Return Summary: Fee         Risk/Return Summary
               Table

4.             Investment Objectives,           Principal Investment Strategies and Related
               Principal Investment             Risks
               Strategies, and Related Risks

5.             Management's Discussion of       N/A
               Fund Performance

6.             Management, Organization,        Fund Management; Distributions and Taxes
               and Capital Structure

7.             Shareholder Information          Shareholder Information

8.             Distribution Arrangements        N/A

9.             Financial Highlights             Financial Highlights
               Information



Part B     Caption                              Statement of Additional Information
------     -------                              -----------------------------------

10.            Cover Page and Table of          Cover Page; Table of Contents
               Contents

11.            Fund History                     Additional Information-Description of the
                                                Fund

12.            Description of the Fund and      Investment of the Fund's Assets; Investment
               Its Investments and Risks        Restrictions

13.            Management of the Fund           Investment Management and Other Services

14.            Control Persons and Principal    Trustees and Officers; Control Persons
               Holders of Securities

15.            Investment Advisory and          Investment Management and Other Services
               Other Services

16.            Brokerage Allocation and         Investment Management and Other Services--
               Other Purchases                  Portfolio Transactions

17.            Capital Stock and Other          Determination of Net Asset Value; Capital
               Securities                       Stock; Additional Information-Possible
                                                Additional Series

18.            Purchase, Redemption and         Determination of Net Asset Value
               Pricing of Securities

19.            Taxation of the Fund             Dividends, Distributions and Taxes

20.            Underwriters                     Investment Management and Other Services

21.            Calculations of Performance      Performance Data
               Data

22.            Financial Statements             Financial Statements

                            OCC ACCUMULATION TRUST
                         Prospectus _____________, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios").

                                Equity Portfolio

                            Blended Equity Portfolio

                           Large Cap Growth Portfolio

                           Small Cap Growth Portfolio

                                Target Portfolio

                               Mid Cap Portfolio

                              Small Cap Portfolio

                              Innovation Portfolio

                            Global Equity Portfolio

                               Managed Portfolio

                               Balanced Portfolio

                        U.S. Government Income Portfolio


     Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.


     The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
RISK/RETURN SUMMARY...............................................

PRINCIPAL INVESTMENT STRATEGIES...................................

RISKS.............................................................

INVESTMENT POLICIES...............................................

FUND MANAGEMENT...................................................

SHARE PRICE.......................................................

DISTRIBUTIONS AND TAXES...........................................

YEAR 2000 ISSUES..................................................

FINANCIAL HIGHLIGHTS..............................................

SMALL CAP PORTFOLIO...............................................

                              RISK/RETURN SUMMARY

Investment Goals....  Equity Portfolio................  Long term capital appreciation

                      Blended Equity Portfolio........  Long term capital appreciation

                      Large Cap Growth Portfolio......  Long term capital appreciation

                      Small Cap Growth Portfolio......  Capital appreciation

                      Target Portfolio................  Capital appreciation

                      Mid Cap Portfolio...............  Long term capital appreciation

                      Small Cap Portfolio.............  Capital appreciation

                      Innovation Portfolio............  Capital appreciation

                      Global Equity Portfolio.........  Long term capital appreciation

                      Managed Portfolio...............  Growth of capital over time

                      Balanced Portfolio..............  Growth of capital and investment income

                      U.S. Gov't Income Portfolio.....  High current income and protection of capital

Principal Investment
Strategies            .  The Equity Portfolio invests primarily in equity
                         securities listed on the New York Stock Exchange.

                      . The Blended Equity Portfolio invests generally in equity securities of companies with market capitalizations of at least $5 billion that the adviser believes offer growth opportunities and in equity securities of companies with market capitalizations of more than $2 billion that the investment adviser believes are undervalued relative to their industry group.

                      . The Large Cap Growth Portfolio invests primarily in equity securities of companies with market capitalizations of at least $5 billion.

                      . The Small Cap Growth Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion.

                      . The Target Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion.

                      . The Mid Cap Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion.

                      . The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion.

                      . The Innovation Portfolio invests primarily in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

                      . The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                      . The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                      . The Balanced Portfolio invests in common stocks, preferred stocks, securities convertible into common stock and debt securities.

                      . The U.S. Government Income Portfolio invests solely in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


                      As of the date of this Prospectus, shares of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios are currently not available to variable accounts of life insurance companies and to qualified pension and retirement plans for investment. Fund management anticipates that those Portfolios will become available for investment in the near future.

Investment
Philosophy            OpCap Advisors is the investment adviser to all of the
                      Portfolios. OpCap Advisors has retained PIMCO Equity
                      Advisors, a division of PIMCO Advisors, as sub-adviser to the Large Cap Growth, Small Cap Growth, Target and
                      Innovation Portfolios, and for a portion of the assets of the Blended Equity Portfolio. OpCap Advisors has retained
                      Pacific Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed
                      Portfolio.

                      For the equity investments it manages directly, i.e., the Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios and the portion of the assets of the Blended Equity and Managed Portfolios not sub-advised by its other affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers implement those principles differently.

                      When selecting equity securities, OpCap Advisors believes there are two major components of value.

                      . A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position-as a primary determinant of a company's potential to add economic value.

                      . Price - OpCap Advisors looks for market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                      The PIMCO Equity Advisors division of PIMCO Advisors ("PIMCO Equity Advisors") acts as sub-adviser to the Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios (the "Growth-Oriented Portfolios") and has been retained by OpCap Advisors to act as sub-adviser for a portion of the investments of the Blended Equity Portfolio.

                      PIMCO Equity Advisors' investment philosophy focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest-quality companies available. The investment process includes both quantitative and qualitative screens at identifying candidate securities.

                      PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.
                      PIMCO acts as the sub-adviser to the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                      PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                      OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                 .  Company financial statements
                 .  Market share analysis
                 .  Unit volume growth
                 .  Barriers to entry
                 .  Pricing policies
                 .  Management record.

                 OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                 . substantial and growing discretionary cash flow . strong shareholder value-oriented management
                 .  valuable consumer or commercial franchises
                 .  high returns on capital
                 .  favorable price to intrinsic value relationship.

                 In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

Principal Risks  If you invest in the Portfolios that invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                 .  The stock market goes down
                 . The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                 . The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                 . For the Equity, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                 . For the Innovation Portfolio, the market overvalues proposed technological innovations, or such innovations fail to develop
                 . The stocks selected for growth potential do not achieve such growth.

                 If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                 .  Interest rates rise and the bond market goes down.
                 . Issuers of debt instruments cannot meet their obligations. . Bond issuers' call bonds selling at a premium to their call price before the maturity date.
                 . Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

                 The U.S. Government Income Portfolio principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, so credit risk should be low.

Bar Chart and
Performance
Table

                 The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio. Performance is not shown on a bar chart for the Blended Equity, Balanced, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios because they have not commenced operations or do not have a full calendar year of performance.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.

Equity Portfolio
1990      (2.22)%
1991      31.22%
1992      17.90%
1993       7.85%
1994       3.81%
1995      38.85%
1996      23.36%
1997      26.63%
1998      11.86%
1999       2.54%


During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).

Mid Cap Portfolio
1998     (1.6)%
1999     21.63%

During the period from the inception of the Mid Cap Portfolio through December 31, 1999, the highest quarterly return was 23.78% (for the quarter ended December 31, 1999) and the lowest quarterly return was (17.87)% (for the quarter ended September 30, 1998).


Small Cap Portfolio
1989        18.35%
1990        (9.76)%
1991        48.12%
1992        21.49%
1993        19.51%
1994        (1.01)%
1995        15.23%
1996        18.72%
1997        22.24%
1998        (9.03)%
1999        (1.83)%


During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


Global Equity
1996      15.02%
1997      14.02%
1998      13.29%
1999      26.53%

During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

Managed Portfolio
1989        32.55%
1990        (3.63)%
1991        45.98%
1992        18.45%
1993        10.39%
1994         2.61%
1995        45.55%
1996        22.77%
1997        22.29%
1998         7.12%
1999         5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

U.S. Government Income Portfolio
1996        3.02%
1997        7.04%
1998        8.15%
1999      (1.88)%

During the period from the inception of the U.S. Government Income Portfolio through December 31, 1999, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (1.05)% (for the quarter ended June 30, 1999).

          *On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The table shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for one year and for the life of the Mid Cap Portfolio compare to those of the Wilshire 750 Mid Cap Index, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000, how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index, and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. The Blended Equity, Balanced, Large Cap Growth, Small Cap Growth, Target and Innovation do not have track records yet.


                  Average Annual Total Returns for the periods ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                  Past Year             Past 5 Years    Since Inception
-------------------------------------------------------------------------------------------------------
Equity Portfolio                                     2.54%                 19.98%           15.66%
-------------------------------------------------------------------------------------------------------
Managed Portfolio                                    5.00%                 19.69%           17.70%
-------------------------------------------------------------------------------------------------------
S&P 500 Index                                       21.04%                 28.54%           18.98%
-------------------------------------------------------------------------------------------------------
Small Cap Portfolio                                (1.83)%                  8.35%           11.48%
-------------------------------------------------------------------------------------------------------
Russell 2000                                        21.26%                 16.69%           13.06%
-------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                                   21.63%                  N/A              9.96%
-------------------------------------------------------------------------------------------------------
Wilshire 750 Mid Cap Index                          26.63%                  N/A             16.29%
-------------------------------------------------------------------------------------------------------
Global Equity Portfolio                             26.53%                  N/A             18.06%
-------------------------------------------------------------------------------------------------------
MSCI World Index                                    24.93%                  N/A             20.50%
-------------------------------------------------------------------------------------------------------
U.S. Government Income Portfolio                   (1.88)%                  N/A              5.78%
-------------------------------------------------------------------------------------------------------
Lehman Intermediate Government
 Bond Index                                          0.49%                  N/A              6.93%
-------------------------------------------------------------------------------------------------------
U.S. Government Income Portfolio Yield for the 30-day period ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                     5.38%
-------------------------------------------------------------------------------------------------------

For current yield information please call 1-800-700-8528.

                        PRINCIPAL INVESTMENT STRATEGIES

Equity Portfolio
----------------

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Equity Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Equity Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

   The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

Blended Equity Portfolio
------------------------

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests generally in equity securities of companies with market capitalization of a least $5 billion at the time of purchase that PIMCO Equity Advisors believes will experience relatively rapid earnings growth and in equity securities of companies with market capitalizations of at least $2 billion that OpCap Advisors believes are undervalued relative to their industry group. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.


Large Cap Growth Portfolio
--------------------------

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase which OpCap Advisors and PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. The prices of securities of large cap companies may be less volatile than those of less highly-capitalized companies.

Small Cap Growth Portfolio
--------------------------

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of under $2 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.

Target Portfolio
----------------

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. To the extent the Portfolio invests in mid cap companies it may take advantage of opportunities for value creation resulting from regional or product line expansion or the sale of such companies. Investment in large cap companies may mitigate the volatility of the Portfolio.

Mid Cap Portfolio
-----------------

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts than are large cap companies. Institutional investors may not want to hold large positions in mid cap companies. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

Small Cap Portfolio
-------------------

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Small Cap Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.

Innovation Portfolio
--------------------

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.

Global Equity Portfolio
-----------------------

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.

Managed Portfolio
-----------------

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Managed Portfolio invests in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Managed Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

Balanced Portfolio
------------------

Q  What is the Portfolio's investment objective?

A  Growth of capital and investment income.

Q  What is the Portfolio's investment program?

A The Balanced Portfolio invests in equity securities (with an emphasis on dividend-paying stocks) and debt securities that OpCap Advisors believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves. OpCap Advisors seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Balanced Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over the counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio's mix of equity securities, convertible securities and debt securities may result in the Portfolio's being less volatile than the market.

U.S. Government Income Portfolio
--------------------------------

Q  What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q  What is the Portfolio's investment program?

A The U.S. Government Income Portfolio invests in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

   OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of the highest quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

RISKS

Q  What are the risks of investing in the Portfolios?

A The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Small Cap, Innovation, Global Equity, Managed and Balanced Portfolios invest principally in equity securities which may be affected by the following:

   Stock Market Volatility - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   Stock Picking - The Advisors may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   Issuer Changes - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   Small Cap and Mid Cap Volatility - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   Sector Risk - The Advisors are a bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   Investment Styles - Value or growth stocks may be out of favor for a period of time. The Advisors are long-term investors and their investment style can produce poor returns for a period of time.

   Asset Allocation Risk - The Managed and Balanced Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of those Portfolios can make the wrong allocation decisions.

   Foreign Exposure - When selecting foreign securities for the Portfolios, the Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

   Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

   . Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.
   . Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.
   . Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.
   . Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.
   . Euro - The effect of the Euro on international markets has not yet been determined.
   . Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

      To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

   . Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.
   . Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.
   . Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

      To the extent that the Global Equity Portfolio or the Balanced Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

   .  more volatility
   .  less liquidity
   .  greater risk of issuer default or insolvency.


INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Small Cap, Innovation, Global Equity, Managed and Balanced Portfolios may use the following derivative instruments:

   .  futures contracts
   .  options on futures contracts
   .  forward foreign currency contracts
   .  covered calls written on individual securities
   .  uncovered calls and puts
   .  options on stock indices.

   The Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios do not expect to use derivative instruments significantly, if at all. The Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

   . Its investment adviser uses a derivative instrument at the wrong time. . The prices of a Portfolio's futures or options positions are not correlated with its other investments.
   .  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


FUND MANAGEMENT

OpCap Advisors
--------------

   The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

    OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $56 billion of assets under management as of September 30, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

     The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P.("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

     On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000.


     Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

     Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

     The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

     This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

   OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

   OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.

   Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios for which OpCap Advisors has retained PIMCO Equity Advisors as subadvisor, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the

Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

          Equity Portfolio                                 0.80%
          Mid Cap Portfolio                                0.10%
          Small Cap Portfolio                              0.80%
          Global Equity Portfolio                          0.80%
          Managed Portfolio*                               0.77%
          U.S. Government Income Portfolio                 0.60%

          *OpCap paid PIMCO a fee equal to 0.25% of the average daily net assets of the Managed Portfolio during the fiscal year ended December 31, 1999 for the advisory services PIMCO performed for the Portfolio.

          OpCap Advisors waived a portion of its fees from the MidCap Portfolio for the fiscal year ended December 31, 1999. Absent such waiver the advisory fee for the MidCap Portfolio would have been 0.80% of the average daily net assets of the Portfolio.

          The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets.

          OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of .40% of the first $400 million of average net assets, .375% on the next $400 million of average net assets and .35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios.

PIMCO Equity Advisors
---------------------

PIMCO Equity Advisors acts as subadviser to the Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios. OpCap Advisors has also retained the PIMCO Equity Advisors to manage a portion of the investments of the Blended Equity Portfolio. PIMCO Equity Advisors is a division of PIMCO Advisors, which has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 1999 PIMCO Advisors and its subsidiary partnership had approximately $256 billion in assets under management.

Portfolio Managers
------------------

                                 Louis Goldstein has been the portfolio manager of the Mid Cap
                                 Portfolio since its inception.  Louis Goldstein is a Senior
[PHOTO]                          Vice President of Oppenheimer Capital.  He joined Oppenheimer
                                 Capital in 1991.  He earned a BS Summa Cum Laude and a MBA in
                                 Finance with honors from the Wharton School of Business.

                                 Timothy McCormack has been a portfolio manager of the Small Cap
                                 Portfolio since May 1996.  Mr. McCormack, Senior Vice President of Oppenheimer Capital, joined Oppenheimer Capital  in 1994.
[PHOTO]                          Prior to this time, he worked as a security analyst with U.S.
                                 Trust Company from March 1993 to July 1994 and as a security analyst with Gabelli and Company.  He earned a BS in Finance from
                                 Georgetown University and an MBA from the Wharton School.


                                 Mr. Degenhart, who has been a portfolio manager of the Small
                                 Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities
                                 including research, analysis and investment management.  He acts as a portfolio manager for several small capitalization
[PHOTO]                          funds.  Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital
                                 Management.  From 1990 to 1993, he was a Generalist for
                                 Cazenove & Co. Previously Mr. Degenhart was a Special
                                 Situations Analyst at Argus Research Corp. for over three
                                 years.  He has a BS degree in marketing from the University of
                                 Scranton.

                                 James Sheldon became portfolio manager of the foreign portion of the Global Equity Portfolio on September 9, 1998.  Richard
                                 Glasebrook, Managing Director of Oppenheimer Capital, has
                                 managed the domestic portion of the Global Equity Portfolio since its inception.  Mr. Sheldon joined Oppenheimer Capital in
                                 February 1998 as a Senior Vice President.  Before joining
[PHOTO]                          Oppenheimer Capital, he was General Partner at Omega Advisors,
                                 a hedge fund, from September 1996 to February 1998 and Senior
                                 Vice President and International portfolio manager of Lazard
                                 Freres Asset Management from December 1992 to August 1996.  Mr.
                                 Glasebrook joined Oppenheimer Capital in 1991.  He has a BA from Kenyan College and a MBA from the Harvard School of
                                 Business Administration. Richard Glasebrook has been the
                                 portfolio manager of the Managed Portfolio since its inception.

                                 Colin Glinsman, Chief Investment Officer and Managing Director
                                 of Oppenheimer Capital, is the portfolio manager of the
[PHOTO]                          Balanced Portfolio.  He joined Oppenheimer Capital in 1989 as a securities analyst.  He has a BA from Yale University and a MS from New York University.

                                 Vikki Hanges, Senior Vice President of Oppenheimer Capital, has
                                 been the portfolio manager of the U.S. Government Portfolio
[PHOTO]                          since its inception.  She joined Oppenheimer Capital in 1982.
                                 Ms. Hanges has a BS from Cornell University.

                                 Kenneth W. Corba has been the portfolio manager of the Large Cap
                                 Growth Portfolio since its inception. Mr. Corba, Chief Investment
                                 Officer, Managing Director of PIMCO Equity Advisors, joined PIMCO
                                 Equity Advisors in January 1999. Prior to this time, he was the
[PHOTO]                          Chief Investment Officer for Eagle Asset Management from March 1995 to March 1999 and Director of the Capital Management Group at Stein
                                 Roe & Farnham from June 1984 to February 1995. He has a BA and MBA from the University of Michigan.


                                 Michael F. Gaffney, a Senior Portfolio Manager of PIMCO Equity
                                 Advisors, has been the portfolio manager of the Small Cap
                                 Growth Portfolio since its inception.  Mr. Gaffney joined PIMCO
[PHOTO]                          Equity Advisors in January 1999.  Prior to this time, he was the
                                 Senior Vice President and Portfolio Manager for Alliance Capital
                                 Management from September 1987 to January 1999. He has a BS Magna
                                 Cum Laude from St. John's University and a MBA from New York University.

                                 Dennis McKechnie, a Certified Financial Analyst, is a Senior
                                 Portfolio Manager of PIMCO Equity Advisors.  Mr. McKechnie has
                                 been the portfolio manager of the Innovation Portfolio since
[PHOTO]                          its inception and joined PIMCO Equity Advisors in January 1999.
                                 He has eight years of investment management experience as the
                                 Vice President for Columbus Circle Investors from April 1991 to
                                 January 1999.  He has a BS in Electrical Engineering from Purdue
                                 University and a MBA from Columbus Business School.


                                 Jeffrey D. Parker, Portfolio Manager of PIMCO Equity Advisors,
                                 has been the portfolio manager of the Target Portfolio since its inception.  Mr. Parker joined PIMCO Equity Advisors in
                                 January 1999.  Prior to this time, he was an Assistant Portfolio
[PHOTO]                          Manager for Eagle Asset Management from July 1996 to December 1998 and a Senior Consultant specializing in health care and
                                 technology for Andersen Consulting from February 1991 to
                                 May 1994.  He has a BBA from the University of Miami and a
                                 MBA from Vanderbilt University.

                                 William H. Gross, Managing Director and Chief Investment Officer
                                 of PIMCO, has been the portfolio manager of the Managed
[PHOTO]                          Portfolio since its inception. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                  SHARE PRICE

          The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.


                  Total Portfolio Assets - Liabilities
Net Asset Value= ---------------------------------------
                  Number of Portfolio Shares Outstanding


          The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than

60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at fair value.


                            DISTRIBUTIONS AND TAXES

          This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

          Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

                                YEAR 2000 ISSUES

          Many of the services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000 unless their hardware and software have been properly remediated. Should any of the computer systems of the Fund's material service providers fail to process information properly, this could have an adverse impact on the Fund's operations and services provided to shareholders. OpCap surveyed the Fund's material service providers and believes that, on the basis of the information supplied, that the service providers will not be materially adversely affected by the so-called "year 2000 problem." However, there can be no assurance that the problem has been corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Portfolios or on domestic or global equity markets or economies, generally. The Portfolios will attempt to maintain sufficient liquidity to satisfy actual or anticipated redemption activity.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table for the fiscal periods ended on or before December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is included in the Fund's SAI, which is available upon request. The information in the financial highlights table for the interim period commencing on January 1, 1999 and ending on December 31, 1999, along with the corresponding Portfolios' financial statements are unaudited. The interim financial statements are included in the Fund's SAI.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                                    FINANCIAL
                             HIGHLIGHTS For a share
                           outstanding throughout each
                                     period:
                             Year ended December 31


                                                1999           1998          1997           1996           1995
                                               ------         ------        ------         ------         ------
                                           (unaudited)
Net asset value, beginning of period       $   38.70      $   36.52      $   30.07      $   25.05        $   18.12
                                           ---------      ---------      ---------      ---------        ---------
Income (loss) from Investment
Operations:
Net investment income                           0.25           0.39           0.39           0.21             0.31
Net realized and unrealized gain
(loss) on investments                           0.62           3.84           7.34           5.52             6.71
                                           ---------      ---------      ---------      ---------        ---------
Total income (loss) from
investment operations                           0.87           4.23           7.73           5.73             7.02
                                           ---------      ---------      ---------      ---------        ---------

Dividends and Distributions to
Shareholders from:
Net investment income                          (0.36)         (0.39)         (0.28)         (0.24)           (0.09)
Net realized gains                             (1.65)         (1.66)         (1.00)         (0.47)              --
                                           ---------      ---------      ---------      ---------        ---------
Total dividends and distributions to
shareholders                                   (2.01)         (2.05)         (1.28)         (0.71)           (0.09)
                                           ---------      ---------      ---------      ---------        ---------

Net asset value, end of period             $   37.56      $   38.70      $   36.52      $   30.07        $   25.05
                                           =========      =========      =========      =========        =========

Total Return (2)                                2.51          11.9%          26.6%          23.4%            38.9%
                                           =========      =========      =========      =========        =========

Net assets, end of period (000's)         $   70,512     $   48,711     $   28,820     $   19,843        $   9,036

Ratio of net operating expenses to
average net assets (4)                         0.91%          0.94%          0.99%          0.93%(5)       0.72%(5)

Ratio of net investment income to
average net assets                             0.86%          1.36%          1.25%          1.29%(5)         1.74%(5)

Portfolio Turnover                               84%            29%            32%            36%              31%



                                                                September 16, 1994 (1) to
                                                                December 31, 1994
                                                                -------------------------
Net asset value, beginning of period                                    $   18.57
                                                                        ---------

Income (loss) from Investment
Operations:
Net investment income                                                        0.09
Net realized and unrealized gain
(loss) on investments                                                       (0.54)
                                                                        ---------
Total income (loss) from
investment operations                                                       (0.45)
                                                                        ---------

Dividends and Distributions to
Shareholders from:
Net investment income                                                          --
Net realized gains                                                             --
                                                                        ---------
Total dividends and distributions to
shareholders                                                                   --

Net asset value, end of period                                          $   18.12
                                                                        =========

Total Return (2)                                                           (2.4)%
                                                                        =========

Net assets, end of period (000's)                                       $   4,281

Ratio of net operating expenses to
average net assets (4)                                                      0.72% (3,5)

Ratio of net investment income to
average net assets                                                          1.80% (3,5)

Portfolio Turnover                                                             6%


(1)  Commencement  of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized.
(4) For fiscal periods ending after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% (annualized) and 0.43%, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                            OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                For a share outstanding throughout each period:


                                                   For the Year
                                                      Ended          February 9, 1998 (1) to
                                                December 31, 1999       December 31, 1998
                                                -----------------    ----------------------
                                                   (unaudited)
Net asset value, beginning of period                    $9.79                 $10.00
                                                    ----------            -----------
Income (loss) from Investment
Operations:
Net investment income                                    0.05                   0.05
Net realized and unrealized loss on
investments                                              2.07                  (0.21)
                                                    ----------            -----------
Total loss from investment operations                    2.12                  (0.16)
                                                    ----------            -----------
Dividends and Distributions to
shareholders from:
Net investment income                                   (0.05)                 (0.05)
Net realized gains                                      (0.23)                    --
                                                    ----------            -----------
Total dividends to shareholders                         (0.28)                 (0.05)
                                                    ----------            -----------
Net asset value, end of period                         $11.63                  $9.79
                                                    ----------            -----------
Total Return (2)                                         21.6%                  (1.6)%
                                                    ----------            -----------
Net assets, end of period (000's)                      $5,382                  $1,885

Ratio of net operating expenses to
average net assets (4,5)                                 1.03%                   1.05% (3)

Ratio of net investment income to
average net assets                                       0.62%                  0.78% (3)

Portfolio Turnover                                         92%                    38%


(1)  Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3)  Annualized

(4)  Inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.70% and (0.05)%, respectively for the year ended December 31, 1999, and 4.28% and (2.46)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout each period:

----------------------------------------------------------------------------------------------------------------------------------
                                                         -------------------------------------------------   September 16, 1994 (1)
                                                         Year ended December 31,                             to December 31, 1994
                                                         -------------------------------------------------   ---------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  1999          1998         1997        1996       1995
                                                 ------        ------       ------      ------     ------
                                              (unaudited)
Net asset value, beginning of period             $23.10         $26.37       $22.61      $19.91     $17.38            $17.49
                                               --------       --------     --------     -------    -------            ------

Income (loss) from Investment
Operations:                                        0.14           0.14         0.08        0.14       0.26              0.06
Net investment income

Net realized and unrealized gain (loss)
  On investments                                  (0.57)         (2.38)        4.73        3.45       2.37             (0.17)
                                               --------       --------     --------     -------    -------            ------

Total income (loss) from investment               (0.43)         (2.24)        4.81        3.59       2.63
operations                                                                                                             (0.11)
                                               --------       --------     --------     -------    -------            ------

Dividends and Distributions to
Shareholders from:
Net investment income                             (0.15)         (0.09)       (0.13)      (0.25)     (0.05)              ---

Net realized gains                                   --          (0.94)       (0.92)      (0.64)     (0.05)              ---
                                               --------       --------     --------     -------    -------            ------

Total dividends and distributions to
shareholders
                                                 (0.15)          (1.03)       (1.05)      (0.89)     (0.10)              ---

                                               --------       --------     --------     -------    -------            ------
Net asset value, end of period                   $22.52         $23.10       $26.37      $22.61     $19.91            $17.38
                                               ========       ========     ========    ========   ========          ========

Total Return (2)                                 (1.8)%         (9.0)%        22.2%       18.7%      15.2%            (0.6)%
                                               ========       ========     ========    ========   ========          ========

Net assets, end of period (000's)              $151,289       $155,506     $110,565     $34,257    $16,004            $9,210

Ratio of net operating expenses
 To average net assets (4)                        0.89%          0.88%        0.97%     0.93% (5)  0.74% (5)          0.74% (3,5)

Ratio of net investment income
 To average net assets                            0.61%          0.72%        0.64%     1.03% (5)  1.75% (5)          1.22% (3,5)

Portfolio Turnover                                  99%            51%          68%         50%        69%               32%

(1)  Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized

(4) For fiscal periods ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% (annualized), and 0.32% respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                For a share outstanding throughout each period:

                                                                                                           March 1, 1995 /1/
                                                                  Year ended December 31,                to December 31, 1995
                                                      ------------------------------------------------   ---------------------
                                                       1999          1998          1997         1996
                                                      --------      -------       -------      -------
                                                     (unaudited)

Net asset value, beginning of period                   $ 15.43       $14.32        $13.23       $11.61                $ 10.00
                                                      --------      -------       -------      -------     ------------------

Income from Investment Operations:
Net investment income                                     0.12         0.12          0.06         0.04                   0.05

Net realized and unrealized gain
  on investments                                          3.97         1.78          1.79         1.70                   1.83
                                                      --------      -------       -------      -------     ------------------

 Total income from Investment Operations                  4.09         1.90          1.85         1.74                   1.88
                                                      --------      -------       -------      -------     ------------------
Dividends and Distributions to Shareholders
from Net investment income                               (0.26)       (0.18)        (0.04)       (0.05)                 (0.03)

In excess of net investment income                          --           --         (0.03)           -                     -
From net realized gains                                  (2.70)       (0.61)        (0.69)       (0.07)                 (0.24)
                                                      --------      -------       -------      -------     ------------------

Total dividends and distributions to shareholders        (2.96)       (0.79)        (0.76)       (0.12)                 (0.27)
                                                      --------      -------       -------      -------     ------------------

Net asset value, end of period                          $16.56       $15.43        $14.32       $13.23                 $11.61
                                                      ========      =======       =======      =======     ==================
Total Return (2)                                         26.5%        13.3%         14.0%        15.0%                  18.9%
                                                      ========      =======       =======      =======     ==================
Net assets, end of period (000's)                      $43,412      $34,777       $25,874      $16,972                  2,891

Ratio of net operating expenses
 to average net assets (4)                               1.10%        1.13%         1.19%/(5)/   1.42%/(5)/             1.25%/(3,5)/

Ratio of net investment income
 to average net assets                                   0.48%        0.79%         0.45%/(5)/   0.81%/(5)/             1.02%/(3,5)/

Portfolio Turnover                                         83%          55%           53%          40%                    67%

(1)  Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized

(4)  Inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
     (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout each period:

                                                                                                             September 16, 1994 (1)
                                                                         Year ended December 31,              to December 31, 1994
                                                                         -----------------------             -----------------------
                                                       1999          1998        1997        1996       1995
                                                      ------        ------      ------      ------     ------
                                                    (unaudited)

Net asset value, beginning of period                  $43.74        $42.38      $36.21      $30.14     $20.83           $21.80
                                                      ------        ------      ------      ------     ------           ------

Income (loss) from investment operations:
Net investment income                                   0.56          0.60        0.34        0.43       0.42            0.14

Net realized and unrealized gain (loss)
  on investments                                        1.47          2.40        7.45        6.31       9.02           (1.11)
                                                      ------        ------      ------      ------     ------            ----

Total income (loss) from Investment
Operations                                              2.03          3.00        7.79       6.74        9.44           (0.97)
                                                      ------        ------      ------      ------     ------            ----

Dividends and Distributions to
Shareholders:

Net investment income                                  (0.65)        (0.33)      (0.40)     (0.41)     (0.13)

Net realized gains                                     (1.47)        (1.31)      (1.22)     (0.26)       ---             ---
                                                      ------        ------      ------      ------     ------           ----

Total dividends and distributions to
shareholders                                           (2.12)        (1.64)      (1.62)      (0.67)     (0.13)           ---
                                                      ------        ------      ------      ------     ------         ------


Net asset value, end of period                        $43.65        $43.74      $42.38      $36.21     $30.14         $20.83
                                                      ======        ======      ======      ======     ======         ======

Total Return (2)                                        5.0%          7.1%       22.3%       22.8%      45.6%         (4.4)%
                                                      ======        ======      ======      ======     ======         ======


Net assets, end of period (000's)                   $804,467      $777,087    $466,791    $180,728    $99,188        $54,943

Ratio of net operating expenses
 to average net assets (4)                             0.83%         0.82%       0.87%       0.84%(5)   0.66%(5)       0.66%(3,5)

Ratio of net investment income
 to average net assets                                 1.27%         1.74%       1.42%      1.66%(5)   1.85%(5)        2.34%(3,5)

Portfolio Turnover                                       38%           37%         32%        27%        22%              8%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized.

(4) For fiscal periods ending after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04% (annualized), respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout each period:

                                                                                                              January 3, 1995 (1)
                                                                             Year ended December 31,          to December 31, 1995
                                                                             -----------------------          --------------------
                                                            1999           1998            1997        1996
                                                            ----           ----            ----        ----
                                                         (unaudited)

Net asset value, beginning of period                        $10.66         $10.51         $10.38       $10.62      10.00
                                                            ------         ------         ------       ------      -----
Income (loss) from Investment Operations:
Net investment income                                         0.49           0.53           0.57         0.55       0.60

Net realized and unrealized gain (loss) on
      investments                                           (0.66)           0.31           0.14        (0.24)      0.68
                                                            ------         ------         ------       ------      -----

Total income from investment operations                     (0.17)           0.84           0.71         0.31       1.28
                                                            ------         ------         ------       ------      -----

Dividends and Distributions to shareholders from:

Net investment income                                       (0.49)          (0.53)         (0.57)       (0.55)     (0.60)

Net realized gains                                             --           (0.16)         (0.01)          --      (0.06)
                                                            ------         ------         ------       ------      -----


Total dividends and distributions to shareholders           (0.49)          (0.69)         (0.58)       (0.55)     (0.66)
                                                            ------         ------         ------       ------      -----

Net asset value, end of period                              $10.00         $10.66         $10.51       $10.38     $10.62
                                                            ======         ======         ======       ======     ======

Total Return (2)                                            (1.8)%           8.1%           7.0%         3.0%      13.1%
                                                            ======         ======         ======       ======     ======

Net assets, end of period (000's)                           $9,830        $10,542         $6,983       $3,422     $1,442

Ratio of net operating expenses
 to average net assets (4)                                   0.95%          1.00%         0.93% (5)     0.96% (5)  0.75% (3,5)

Ratio of net investment income
 to average net assets                                       4.78%          4.96%         5.51%(5)      5.27%      5.75% (3,5)

Portfolio Turnover                                             69%            80%            80%          31%        65%

-------------------------------------------------------------------------------
(1)  Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized.

(4)  Inclusive of expenses offset by earnings credits from custodian bank.

(5) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996, and 4.73% (annualized) and 1.77%, (annualized) respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

                            OCC ACCUMULATION TRUST
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                            OCC ACCUMULATION TRUST
                         EQUITY PORTFOLIO - Unaudited

The Equity Portfolio provided a total return of 2.5% in 1999, compared with a 21.0% increase for the Standard & Poor's 500 Index with dividends included (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. During the second half of the year, the Portfolio's return of (6.4)% compared with a 7.7% increase in the S&P 500 Index.

In trailing its benchmarks, the Portfolio's results were affected by a difficult environment for value stocks, which lagged the returns of growth stocks during the period. In addition, results for the Portfolio were affected by its significant holdings of financial stocks, one of the stock market's weakest sectors in 1999. Holdings such as Freddie Mac (home mortgage insurance) and XL Capital (specialty insurance) declined in price due primarily to investor concerns about the potential impact of rising interest rates on their business results. Apart from the Portfolio's financial holdings, stocks which detracted from performance included Waste Management (solid waste collection and disposal) and American Home Products (pharmaceuticals, over-the-counter healthcare products and agricultural products), both which fell because of company-specific problems.

Some of the stocks which contributed positively to performance in the year included Computer Associates International (software), McDonald's (fast food) and Minnesota Mining & Manufacturing (diversified technology-based company). Another contributor was Citigroup, the global financial services company, which bucked the downward trend of the financial stocks and advanced in price, propelled by continued strong earnings growth.

For the three years ended December 31, 1999, the Portfolio provided an average annual total return of 13.3%, compared with 27.6% for the S&P 500. The Portfolio's average annual total return of 20.0% for the five years ended December 31, 1999 compared with 28.5% for the S&P 500. In the ten years ended December 31, 1999, the Portfolio provided an average annual total return of 15.5%* versus 18.2% for the S&P 500. From its inception on August 1, 1988 through December 31, 1999, the Portfolio delivered an average annual total return of 15.7%* compared with 19.0% for the S&P 500 Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

The Portfolio invests in a diverse group of stocks chosen for their superior business characteristics and reasonable prices. Our goal is to generate favorable long-term investment results without taking large risks. Although results in 1999 did not meet our expectations, we believe the Portfolio is well positioned to deliver strong returns over time through its ownership of quality undervalued securities which offer significant appreciation potential.

In the fourth quarter of 1999, we established new positions in Textron (a global, multi-industry company which produces business aircraft, helicopters, automotive components, industrial tools and other products and services) and Unocal (diversified energy company). We believe both companies are well managed, have favorable business prospects and are significantly undervalued in relation to their earnings and cash flow. We sold the Portfolio's investments in Dover and Raytheon.

We have been building a position in the telecommunications sector by investing in well-managed companies with strong prospects such as Sprint.
Telecommunications stocks represented 10.1% of the Portfolio's net assets at the end of December 1999, up from 4.5% at the end of July.

At December 31, 1999, the Portfolio's net assets were allocated 94.8% to common stocks and 5.2% to short-term investments. The Portfolio's five largest equity positions were Computer Associates International, which designs and markets computer software, representing 4.9% of the Portfolio's net assets; Freddie Mac, the second largest

--------------
 * Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

insurer of home mortgages in the United States, 4.5% of net assets; du Pont, a diversified technology and industrial company, 4.0% of net assets; Citigroup, a leading global banking, insurance and other financial services company, 3.6% of net assets; and Sprint (FON Group), which provides long-distance telephone services, 3.6% of net assets.

Major industry positions at the end of December were: financial services, representing 11.9% of the Portfolio's net assets; telecommunications, 10.1% of net assets; banking, 8.2% of net assets; technology, 6.9% of net assets; and food services, 6.1% of net assets.

We remain confident that our value style will generate excellent results over time.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited

 Shares                                              Value
 ------                                              -----
             COMMON STOCK -- 94.3%
             Aerospace/Defense -- 2.3%
   39,000    Boeing Co...........................   $1,620,937
                                                    ----------

             Banking -- 8.2%
   15,900    Chase Manhattan Corp.*..............    1,235,231
   60,007    FleetBoston Financial Corp.*........    2,088,994
   60,330    Wells Fargo & Co....................    2,439,594
                                                    ----------

                                                     5,763,819
                                                    ----------

             Chemicals -- 5.4%
   24,000    du Pont (E.I.) de Nemours & Co......    2,832,625
   28,000    Monsanto Co.........................      997,500
                                                    ----------

                                                     3,830,125
                                                    ----------

             Conglomerates -- 4.7%
   26,000    Minnesota Mining & Manufacturing Co.    2,544,750
   10,500    Textron Inc.........................      805,219
                                                    ----------

                                                     3,349,969
                                                    ----------

             Consumer Products -- 4.3%
   30,000    Avon Products Inc...................      990,000
  111,000    Kroger Co...........................    2,076,250
                                                    ----------

                                                     3,066,250
                                                    ----------

             Drugs & Medical Products -- 3.8%
   45,000    American Home Products Corp.........    1,774,687
   35,084    Becton, Dickinson & Co..............      938,497
                                                    ----------

                                                     2,713,184
                                                    ----------

             Electronics -- 5.3%
   38,000    Emerson Electric Co.................    2,180,250
   16,000    First Data Corp.....................      789,000
   16,000    Rockwell International Corp.........      766,000
                                                    ----------

                                                     3,735,250
                                                    ----------

             Energy -- 1.2%
   9,200     Anadarko Petroleum Corp.............      313,950
   15,900    Unocal Corp.........................      533,644
                                                    ----------

                                                       847,594
                                                    ----------

             Financial Services -- 11.9%
   46,085    Citigroup, Inc......................    2,560,598
   19,912    Countrywide Credit Industries, Inc..      502,778
   67,620    Federal Home Loan Mortgage Corp.....    3,182,366
   57,500    Household International.............    2,141,875
                                                    ----------

                                                     8,387,617
                                                    ----------

             Food Services -- 5.9%
   58,715    Diageo plc ADR......................    1,878,880
   56,000    McDonald's Corp.....................    2,257,500
                                                    ----------
                                                     4,136,380
                                                     ---------

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                             December 31, 1999 -
                             (continued) Unaudited


Shares                                                    Value
------                                                  -----------

             COMMON STOCKS (concluded)
             Health & Hospitals -- 1.6%
   23,000    Cardinal Health Inc.....................   $ 1,101,125
                                                        -----------

             Insurance -- 3.0%
   33,244    AFLAC, Inc..............................     1,568,701
   31,161    Conseco, Inc............................       557,003
                                                        -----------

                                                          2,125,704
                                                        -----------

             Machinery/Engineering -- 2.6%
   39,000    Caterpillar, Inc........................     1,835,437
                                                        -----------

             Manufacturing -- 2.7%
   23,000    Alcoa, Inc..............................     1,909,000
                                                        -----------

             Media/Broadcasting -- 2.8%
   8,000     AMFM Inc.*..............................       626,000
   40,000    News Corp Ltd. ADR++....................     1,337,500
                                                        -----------

                                                          1,963,500
                                                        -----------

             Printing/Publishing -- 0.7%
   21,000    Donnelley (R.R.) & Sons Co..............       521,063
                                                        -----------

             Retail -- 3.3%
   29,500    CVS Corp................................     1,178,156
   35,332    May Department Stores Co................     1,139,457
                                                        -----------

                                                          2,317,613
                                                        -----------

             Technology -- 6.9%
   53,000    Compaq Computer Corp....................     1,434,312
   49,000    Computer Associates International, Inc..     3,426,938
                                                        -----------

                                                          4,861,250
                                                        -----------

             Telecommunications -- 10.1%
   27,000    Bell Atlantic Corp......................     1,662,188
   13,500    Ericsson L M Tel Co.++..................       886,781
   37,500    MCI Worldcom Inc........................     1,989,844
   38,000    Sprint Corp. (FON Group)*...............     2,557,875
                                                        -----------

                                                          7,096,688
                                                        -----------

             Transportation -- 5.5%
   31,600    AMR Corp.*..............................     2,117,200
   35,000    Burlington Northern Santa Fe............       848,750
   41,000    Canadian Pacific Ltd*...................       884,063
                                                        -----------

                                                          3,850,013
                                                        -----------

             Waste Disposal -- 2.1%
   85,000    Waste Management, Inc...................     1,460,938
                                                        -----------

             Total Common Stock (cost - $63,726,541).    66,493,456
                                                        -----------


                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (concluded) - Unaudited

Principal
 Amount
 (000)                                                      Value
-------                                                     -----

         U.S. GOVERNMENT AGENCY -- 5.2%
$3,655   Federal Home Loan Bank Discount Notes,
         1.50%, 1/3/00 (cost - $3,654,695)......          $ 3,654,695
                                                           -----------

         Total Investments (cost - $67,381,236)..   99.5%   70,148,151
         Other assets less liabilities...........    0.5       364,062
                                                   -----   -----------

         Net Assets..............................  100.0%  $70,512,213
                                                   =====   ===========

----------------------
* Non-income producing security
ADR--American Depositary Receipt
++ Preferred Stock

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets
Investments, at value (cost - $67,381,236)...........  $70,148,151
Cash.................................................        5,189
Receivable for investments sold......................      203,877
Receivable for shares of beneficial interest sold....      173,613
Dividends receivable.................................       42,376
Prepaid expenses.....................................          369
                                                       -----------

 Total Assets........................................   70,573,575
                                                       -----------

Liabilities
Payable for shares of beneficial interest redeemed...       26,117
Investment advisory fee payable......................        8,132
Accrued expenses.....................................       27,113
                                                       -----------

 Total Liabilities...................................       61,362
                                                       -----------

 Net Assets..........................................  $70,512,213
                                                       ===========


Compostion of Net Assets
Par value ($.01 per share)...........................  $    18,774
Paid-in-capital in excess of par.....................   60,294,853
Accumulated net investment income....................      533,159
Accumulated net realized gain on investments.........    6,898,512
Net unrealized appreciation on investments...........    2,766,915
                                                       -----------

 Net Assets..........................................  $70,512,213
                                                       ===========

Shares outstanding...................................    1,877,417
                                                        ----------

Net asset value per share............................       $37.56
                                                            ======


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited


Investment Income:
 Dividends (net of foreign withholding taxes of $8,659)..............  $   786,022
 Interest............................................................      309,796
                                                                       -----------

   Total investment income...........................................    1,095,818
                                                                       -----------

Expenses:
 Investment advisory fees............................................      498,512
 Custodian fees......................................................       23,016
 Audit fees..........................................................       15,986
 Trustees' fees and expenses.........................................       11,121
 Transfer agent fees.................................................        7,141
 Reports to shareholders.............................................        4,853
 Legal fees..........................................................          925
 Miscellaneous.......................................................        2,819
                                                                       -----------

   Total expenses....................................................      564,373
   Less: expense offset..............................................       (1,716)
                                                                       -----------

    Net expenses.....................................................      562,657
                                                                       -----------

    Net investment income............................................      533,161
                                                                       -----------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments....................................    6,898,512
 Net change in unrealized appreciation/depreciation on investments...   (6,428,576)
                                                                       -----------

   Net realized and unrealized gain on investments...................      469,936
                                                                       -----------

Net increase in net assets resulting from operations.................  $ 1,003,097
                                                                       ===========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               Year ended December 31,
                                                                              ------------------------
                                                                               1999  (Unaudited)  1998
                                                                               ----               ----
Operations:
Net investment income.......................................................  $    533,161   $   496,362
Net realized gain on investments............................................     6,898,512     2,269,575
Net change in unrealized appreciation/depreciation on investments...........    (6,428,576)    1,277,757
                                                                              ------------   -----------
 Net increase in net assets resulting from operations.......................     1,003,097     4,043,694
                                                                              ------------   -----------
Dividends and Distributions to Shareholders from:
Net investment income.......................................................      (496,364)     (311,417)
Net realized gains..........................................................    (2,260,410)   (1,344,997)
                                                                              ------------   -----------
 Total dividends and distributions to shareholders..........................    (2,756,774)   (1,656,414)
                                                                              ------------   -----------
Share Transactions:
Net proceeds from the sale of shares........................................    34,572,395    25,006,798
Reinvestment of dividends and distributions.................................     2,756,773     1,656,414
Cost of shares redeemed.....................................................   (13,773,989)   (9,159,759)
                                                                              ------------   -----------
 Net increase in net assets from share transactions.........................    23,555,179    17,503,453
                                                                              ------------   -----------
   Total increase in net assets.............................................    21,801,502    19,890,733
Net Assets:
Beginning of year...........................................................    48,710,711    28,819,978
                                                                              ------------   -----------

End of year (including undistributed net investment income of $533,159 and
 $496,362, respectively)....................................................  $ 70,512,213   $48,710,711
                                                                              ============   ===========
Shares Issued and Redeemed:
Issued......................................................................       902,799       673,182
Issued in reinvestment of dividends and distributions.......................        77,459        44,976
Redeemed....................................................................      (361,604)     (248,628)
                                                                              ------------   -----------
 Net increase...............................................................       618,654       469,530
                                                                              ============   ===========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year (1999 Unaudited):

                                                                  Year ended December 31,
                                                        -----------------------------------------
                                                         1999      1998    1997     1996     1995
                                                         ----      ----    ----     ----     ----
Net asset value, beginning of year....................  $38.70   $36.52   $30.07   $25.05   $18.12
                                                        ------   ------   ------   ------   ------

Income from Investment Operations:
 Net investment income................................    0.25     0.39     0.39     0.21     0.31
 Net realized and unrealized gain on investments......    0.62     3.84     7.34     5.52     6.71
                                                        ------   ------   ------   ------   ------

  Total income from investment operations.............    0.87     4.23     7.73     5.73     7.02
                                                        ------   ------   ------   ------   ------

Dividends and Distributions to Shareholders from:
Net investment income.................................   (0.36)   (0.39)   (0.28)   (0.24)   (0.09)
Net realized gains....................................   (1.65)   (1.66)   (1.00)   (0.47)      --
                                                        ------   ------   ------   ------   ------

  Total dividends and distributions to shareholders...   (2.01)   (2.05)   (1.28)   (0.71)   (0.09)
                                                        ------   ------   ------   ------   ------

Net asset value, end of year..........................  $37.56   $38.70   $36.52   $30.07   $25.05
                                                        ======   ======   ======   ======   ======
Total Return (1)                                          2.54%    11.9%    26.6%    23.4%    38.9%
                                                        ======   ======   ======    =====    =====
Ratios/Supplemental data:
Net assets, end of year (000's)....................... $70,512  $48,711  $28,820  $19,843   $9,036
Ratio of expenses to average net assets (2)...........    0.91%    0.94%    0.99%    0.93%(3) 0.72%(3)
Ratio of net investment income to average net assets..    0.86%    1.36%    1.25%    1.29%(3) 1.74%(3)
Portfolio Turnover....................................      84%      29%      32%      36%      31%

----------------

(1) Assumes reinvestment of all dividends and distributions.

(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, and 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 - Unaudited

(1) Organization and Significant Accounting Policies

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Dividends and Distributions

 Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

 The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (continued) - Unaudited

(1) Organization and Significant Accounting Policies (concluded)

reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

 (E) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (F) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (G) Expense Offset

 The portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (H) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $4,381 in connection with the Plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes, the cost of securities owned at December 31, 1999 was $67,381,236. Accordingly, net unrealized depreciation of investments of $2,766,915 was comprised of gross appreciation of 7,851,247 for those investments having an excess of value over cost and gross depreciation of $5,084,332 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $71,597,222 and $46,834,007, respectively.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (concluded) - Unaudited

(4) Acquisition of Investment Adviser

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company , to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                            OCC ACCUMULATION TRUST
                                  MANAGED BY

                             [OPCAP ADVISORS LOGO]

                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                      GLOBAL EQUITY PORTFOLIO - Unaudited

The Global Equity Portfolio delivered a total return of 26.5% in 1999, exceeding the 24.9% return of its benchmark, the Morgan Stanley Capital International World Index (the "World Index") in U.S. dollars. We are pleased with these results, which primarily reflected favorable stock selection in Europe and Japan. The Portfolio's return of 11.6% during the second half of the year compared with a return of 15.1% for the World Index.

The Portfolio invests in undervalued companies with what we consider to be superior business characteristics, including strong competitive positions, high cash flow and positive earnings outlooks. The objective of our value-based approach is to capitalize on investment opportunities worldwide and deliver excellent long-term investment results while controlling risk.

For the three years ended December 31, 1999, the Portfolio delivered an average annual total return of 17.8% compared with 21.6% for the World Index. From its inception on March 1, 1995 through December 31, 1999, the Portfolio's average annual return was 18.1% while the annual return on the World Index was 20.5%. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

At December 31, 1999, the Portfolio's top six country positions were: the United States, representing 36.2% of the Portfolio's net assets; Japan, 11.6% of net assets; the United Kingdom, 10.9% of net assets; France, 6.3% of net assets; Sweden, 5.2% of net assets; and Germany, 5.0% of net assets.

During the year, many global stock markets rose sharply, reflecting a high level of investor optimism about the growth of the Internet, particularly as it may affect data traffic over fixed and mobile phone lines. This strength was visible not only in the United States stock market, but also in the European and Asian markets, where technology issues led stock prices higher. The early success of mobile Internet services in Japan and a hostile bid for Mannesmann, Germany's largest mobile operator, propelled many stocks with direct and peripheral exposure to the convergence of Internet data transfer and telephony. In Europe, the trend toward consolidation is sweeping across key industries such as telecommunications, finance, and healthcare, resulting in higher share prices.

European holdings of the Portfolio that benefited from these developments included Swedish mobile equipment maker Ericsson, which gained 110% during the fourth quarter alone in the wake of a strong third-quarter earnings report and growing order books. French fixed line hardware supplier Alcatel increased 66% during the fourth quarter. The Spanish telephone company, Telefonica, which owns a large Internet portal and the country's main mobile phone operation, also rose strongly, as did German conglomerate Siemens. The latter company is in the process of restructuring its total portfolio of businesses, including a promising position in telecommunications equipment. EMI Music enjoyed a strong performance, reflecting investors' enthusiasm for the company's investment in Internet music sites.

On the other hand, many of our European holdings in traditional businesses were flat or even lower in price during the year. U.K. remote-retailer Great Universal Stores fell on fears concerning its catalog business despite the company's strong presence in consumer credit and in marketing techniques ideally suited to e-commerce. Other high-quality traditional businesses that languished included Diageo (global food and spirits company), GUS (large discount retail franchise) and XL Capital (insurance and reinsurance).

We enjoyed an outstanding year in Japan, where our holdings more than doubled in value by the end of the first quarter of 1999 and kept right on rising. As prices continued to increase, we began to reduce our Japanese investments because of concerns about high valuations. While we continue to search for new Japanese stocks, it is increasingly difficult to identify solid businesses that trade at discounts to their intrinsic value. We did add cosmetics maker Shiseido to our Japanese holdings after several meetings with management convinced us that the company, which had fared poorly in recent years, now has a credible program for improving profit margins and returns on investment.

In the U.S., the Portfolio's investments consist of a core group of quality companies that we believe to be undervalued, such as Wells Fargo (banking), Citigroup (banking and other financial services) and Computer

Associates International (computer software). Our sizable holdings of financial stocks in the U.S. detracted from performance. Even though the financial companies we own continue to increase their earnings and create shareholder value, share prices of many financial corporations were down in 1999 due to investor concerns regarding the impact of higher interest rates. In the latter part of the year, we repositioned our financial holdings, taking money from superlative performers such as Citigroup and using it to purchase stocks such as Freddie Mac whose share price declined in 1999 despite continued strong earnings growth.

During the fourth quarter, we established a new position in Anadarko Petroleum, an oil and gas exploration and production company based in the U.S. Anadarko is well managed and, in our view, the share price is inexpensive in relation to the company's business prospects

Our emerging market investments include small positions in India and Brazil. Our main investments in Brazil are Telebras, a holding company with controlling stakes in most of the fixed and wireless telephone companies in that nation, and Petrobras, a national oil exportation and production monopoly, both of which provided solid investment returns in the second half of 1999.

In the second half of the year, we began to take a somewhat more defensive investment posture due to concerns about valuations and the impact of rising interest rates. At December 31, 1999, the Portfolio's net assets were allocated 57.1% to the common stocks of companies based outside the United States, 36.2% to the common stocks of companies headquartered within the U.S., and 6.7% to short-term investments. This reflected a reduction in our U.S. holdings during the fourth quarter and an increase in short-term investments.

The Portfolio's five largest non-U.S. equity holdings at December 31, 1999 were XL Capital, a strongly capitalized specialty insurance company headquartered in Bermuda, representing 2.6% of the Portfolio's net assets; News Corp., an Australian-based global media and entertainment company, 2.3% of net assets; Sony, the well-known Japanese electronics and consumer products company, 1.9% of net assets; Teva Pharmaceutical, an Israeli pharmaceutical company, 1.9% of net assets; and Skandinaviska Enskilda Banken, a leading Swedish bank, 1.7% of net assets.

The five largest U.S. equity holdings were Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, representing 3.9% of the Portfolio's net assets; Citigroup, a leading global banking, insurance and other financial services company, 3.7% of net assets; Freddie Mac, the second largest insurer of home mortgages in the U.S., 3.6% of net assets; Computer Associates International, which designs and markets computer software, 3.2% of net assets; and McDonald's, a premier fast-food company with growing global markets, 2.3% of net assets.

Major industry positions were: financial services, representing 12.9% of the Portfolio's net assets at December 31, 1999; banking, 10.5% of net assets; telecommunications, 8.4% of net assets; technology, 7.4% of net assets; and consumer products, 6.8% of net assets.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited

 Shares                                              Value
 ------                                              -----

              COMMON STOCK -- 93.5%
              AUSTRALIA -- 2.3%
              Media/Broadcasting -- 2.3%
    30,000    News Corp. Ltd.+..................   $1,003,125
                                                   ----------

              AUSTRIA -- 1.0%
              Banking -- 1.0%
     7,700    Bank Austria AG...................      434,369
                                                   ----------

              BERMUDA -- 2.6%
              Insurance -- 2.6%
    21,897    XL Capital Ltd....................    1,135,907
                                                   ----------

              BRAZIL -- 1.2%
              Paper Products -- 0.0%
   210,000    Empresa Nacional de Celulosas SA+.          302
                                                   ----------

              Telecommunications -- 1.2%
 6,100,000    Telecomunicacoes Brasileiras SA...      520,011
                                                   ----------

              CANADA -- 0.8%
              Transportation -- 0.8%
    17,000    Canadian Pacific Ltd..............      365,674
                                                   ----------

              DENMARK -- 1.1%
              Financial Services -- 1.1%
     6,500    Unidanmark A/S....................      457,443
                                                   ----------

              FINLAND -- 0.8%
              Paper Products -- 0.8%
    20,100    Stora Enso Oyj....................      350,488
                                                   ----------

              FRANCE -- 6.3%
              Banking -- 1.0%
     4,500    Banque Nationale de Paris.........      415,230
                                                   ----------

              Electronics -- 1.1%
     3,150    Alcatel...........................      493,803
                                                   ----------

              Financial Services -- 1.1%
     2,000    Societe Generale..................      465,396
                                                   ----------

              Food & Beverages -- 1.6%
     2,850    Groupe Danone.....................      671,801
                                                   ----------

              Insurance -- 0.4%
     4,300    Scor SA...........................      189,724
                                                   ----------

              Office Equipment -- 1.1%
    10,900    Societe BIC SA....................      496,081
                                                   ----------

              GERMANY -- 5.0%
              Banking -- 1.4%
     9,150    Bayerische HypoVereinsbank AG.....      624,929
                                                   ----------

              Manufacturing -- 1.5%
     5,200    Siemens AG........................      661,587
                                                   ----------

              Power/Utility -- 1.4%
    12,200    Veba Aktien AG....................      592,976
                                                   ----------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

 Shares                                                   Value
 ------                                                ------------

             COMMON STOCK (continued)
             GERMANY (continued)
             Retail -- 0.7%
     6,000   Hornbach Holding AG+....................   $  290,117
                                                        ----------

             GREECE -- 1.0%
             Telecommunications -- 1.0%
    35,100   Panafon Hellenic Telecom SA.............      444,015
                                                        ----------

             HONG KONG -- 0.5%
             Industrial Materials -- 0.5%
    85,000   Yue Yuen Industrial Holdings............      202,290
                                                        ----------

             INDIA -- 1.3%
             Banking -- 0.4%
    15,000   State Bank of India GDR Reg. S..........      178,500
                                                        ----------

             Telecommunications -- 0.9%
    34,000   Mahanagar Telephone Nigam Ltd...........      374,000
                                                        ----------

             ISRAEL -- 1.9%
             Drugs & Medical Products -- 1.9%
    11,400   Teva Pharmaceutical Industries Ltd. ADR.      817,238
                                                        ----------

             ITALY -- 1.2%
             Telecommunications -- 1.2%
    82,300   Telecom Italia SpA......................      501,574
                                                        ----------

             JAPAN -- 11.6%
             Consumer Products -- 5.7%
    11,000   CANON, Inc..............................      437,115
    20,000   Kao Corp................................      570,617
    44,000   Shiseido Co.............................      641,675
     2,800   SONY Corp...............................      830,381
                                                        ----------

                                                         2,479,788
                                                        ----------

             Electronics -- 1.2%
    11,000   Fujitsu Ltd.............................      501,713
                                                        ----------

             Financial Services -- 2.4%
     9,600   Nichiei Co., Ltd........................      208,594
    47,300   Nikko Securities Co., Ltd...............      598,599
       650   SHOHKOH FUND & Co., Ltd.................      257,341
                                                        ----------

                                                         1,064,534
                                                        ----------

             Food & Beverages -- 0.8%
    19,000   Mikuni Coca-Cola Bottling Co............      332,877
                                                        ----------

             Housing -- 0.4%
     2,900   FamilyMart Co., Ltd.....................      193,012
                                                        ----------

             Technology -- 1.1%
    29,900   Canon Sales Co., Inc....................      462,386
                                                        ----------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

 Shares                                                        Value
--------                                                     ---------

             COMMON STOCK (continued)
             SPAIN -- 2.6%
             Banking -- 0.9%
     6,000   Banco Popular Espanol SA......................   $391,355
                                                              --------

             Energy -- 0.9%
    30,000   Iberdrola SA..................................    415,834
                                                              --------

             Telecommunications -- 0.8%
    13,260   Telefonica SA*................................    331,265
                                                              --------

             SWEDEN -- 5.2%
             Banking -- 1.9%
    72,600   Skandinaviska Enskilda Banken.................    733,764
    10,400   Skandinaviska Enskilda Banken (New Series A)*.    103,890
                                                              --------

                                                               837,654
                                                              --------

             Drugs & Medical Products -- 1.1%
    10,200   Pharmacia & UpJohn, Inc.......................    462,710
                                                              --------

             Electronics -- 0.9%
    16,000   Electrolux AB.................................    402,398
                                                              --------

             Hotels -- 0.4%
    18,000   Scandic Hotels AB.............................    167,117
                                                              --------

             Telecommunications -- 0.9%
     6,000   Telefonaktiebolaget LM Ericsson...............    385,709
                                                              --------

             UNITED KINGDOM -- 10.9%
             Consumer Products -- 1.1%
    51,200   Reckitt Benckiser plc.........................    484,642
                                                              --------

             Drugs & Medical Products -- 1.1%
   145,000   Smith & Nephew plc............................    487,175
       112   SmithKline Beecham plc........................      1,420
                                                              --------
                                                               488,595
                                                              --------

             Electronics -- 1.0%
    80,000   Invensys plc..................................    422,963
                                                              --------

             Energy -- 0.9%
    60,000   Enterprise Oil................................    407,056
                                                              --------

             Entertainment -- 1.6%
    69,000   EMI Group plc.................................    679,880
                                                              --------

             Food Services -- 1.2%
    63,700   Diageo plc....................................    508,299
                                                              --------

             Industrial Materials -- 1.2%
   117,000   Williams plc..................................    532,952
                                                              --------

             Printing/Publishing -- 1.2%
    72,700   Reed International plc........................    546,060
                                                              --------

             Retail -- 1.6%
   116,900   Great Universal Stores plc....................    679,783
                                                              --------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

  Shares                                                 Value
----------                                            ----------

             COMMON STOCK (concluded)
             UNITED STATES -- 36.2%
             Aerospace/Defense -- 2.1%
    22,150   Boeing Co.............................   $   920,609
                                                      -----------

             Banking -- 3.9%
    41,400   Wells Fargo & Co......................     1,674,113
                                                      -----------

             Chemicals -- 2.1%
    14,000   du Pont (E.I.) de Nemours & Co........       922,250
                                                      -----------

             Conglomerates -- 1.7%
     7,700   Minnesota Mining & Manufacturing Co...       753,638
                                                      -----------

             Drugs & Medical Products -- 1.0%
    10,800   American Home Products Corp...........       425,925
                                                      -----------

             Energy -- 0.1%
     1,200   Anadarko Petroleum Corp...............        40,950
                                                      -----------

             Financial Services -- 8.3%
    29,000   Citigroup, Inc........................     1,611,313
    33,000   Federal Home Loan Mortgage Corp.......     1,553,062
    12,000   Household International...............       447,000
                                                      -----------

                                                        3,611,375
                                                      -----------

             Food Services -- 2.3%
    25,000   McDonald's Corp.......................     1,007,813
                                                      -----------

             Machinery/Engineering -- 1.6%
    14,600   Caterpillar, Inc......................       687,112
                                                      -----------

             Manufacturing -- 1.3%
     6,900   Alcoa, Inc............................       572,700
                                                      -----------

             Media/Broadcasting -- 1.4%
     7,700   AMFM, Inc.............................       602,525
                                                      -----------

             Technology -- 6.3%
    31,300   Compaq Computer Corp..................       847,056
    20,000   Computer Associates International, Inc     1,398,750
     6,000   Intel Corp............................       493,875
                                                      -----------

                                                        2,739,681
                                                      -----------

             Telecommunications -- 2.5%
     7,400   Bell Atlantic Corp....................       455,562
    12,000   MCI Worldcom. Inc.*...................       636,750
                                                      -----------

                                                        1,092,312
                                                      -----------

             Transportation -- 1.6%
     8,800   UAL Corp.*............................       682,550
                                                      -----------

             Total Common Stock(cost - $35,227,722)    40,598,715
                                                      -----------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (concluded) - unaudited

Principal
Amount
 (000)                                                               Value
---------                                                            ------

           U.S. GOVERNMENT AGENCY -- 6.8%
$2,925     Federal Home Loan Bank Discount Notes,
           1.50%, 1/3/00 (cost - $2,924,756)...................   $ 2,924,756
                                                                  -----------


         Total Investments (cost - $38,152,478)..       100.3%     43,523,471
         Liabilities in excess of other assets...        (0.3)       (111,912)
                                                        -----     -----------

         Net Assets..............................       100.0%    $43,411,559
                                                        =====     ===========

---------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
* Non-income producing security
+ Preferred Stock


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets:
Investments, at value (cost - $38,152,478)...............................................  $43,523,471
Cash.....................................................................................       68,839
Receivable for shares of beneficial interest sold........................................       39,893
Dividends receivable.....................................................................       36,039
Prepaid expenses.........................................................................          367
                                                                                           -----------

 Total Assets............................................................................   43,668,609
                                                                                           -----------

Liabilities:
Net unrealized depreciation on foreign currency contracts................................          776
Payable for investments purchased........................................................      172,132
Payable for shares of beneficial interest redeemed.......................................       40,121
Investment advisory fee payable..........................................................        5,142
Accrued expenses.........................................................................       38,879
                                                                                           -----------

 Total Liabilities.......................................................................      257,050
                                                                                           -----------

 Net Assets..............................................................................  $43,411,559
                                                                                           ===========


Composition of Net Assets:
Par value ($.01 per share)...............................................................  $    26,210
Paid-in-capital in excess of par.........................................................   36,410,702
Dividends in excess of net investment income.............................................     (601,733)
Accumulated net realized gain on investments.............................................    2,206,163
Net unrealized appreciation on investments and other assets and liabilities denominated
 in foreign currency.....................................................................    5,370,217
                                                                                           -----------

 Net Assets..............................................................................  $43,411,559
                                                                                           ===========

Shares outstanding.......................................................................     2,620,954
                                                                                           ------------
Net asset value per share................................................................        $16.56
                                                                                                 ======


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited

Investment Income:
 Dividends (net of foreign withholding taxes of $48,142)..........................................  $  541,052
 Interest.........................................................................................      56,633
                                                                                                    ----------

   Total investment income........................................................................     597,685
                                                                                                    ----------

Expenses:
 Investment advisory fees.........................................................................     302,528
 Custodian fees...................................................................................      75,593
 Audit fees.......................................................................................      18,172
 Trustees' fees and expenses......................................................................       7,625
 Transfer agent fees..............................................................................       5,505
 Reports to shareholders..........................................................................       3,434
 Legal fees.......................................................................................         895
 Miscellaneous....................................................................................       2,801
                                                                                                    ----------

   Total expenses.................................................................................     416,553
   Less: expense offset...........................................................................        (687)
                                                                                                    ----------

    Net expenses..................................................................................     415,866
                                                                                                    ----------

    Net investment income.........................................................................     181,819
                                                                                                    ----------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
 Net realized gain on investments.................................................................   8,303,445
 Net realized loss on foreign currency transactions...............................................     (92,098)
 Net change in unrealized appreciation/depreciation on investments and other assets
   and liabilities denominated in foreign currency................................................     648,000
                                                                                                    ----------

    Net realized and unrealized gain on investments and other assets and liabilities denominated
     in foreign currency..........................................................................   8,859,347
                                                                                                    ----------

Net increase in net assets resulting from operations..............................................  $9,041,166
                                                                                                    ==========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended December 31,
                                                                        ------------------------
                                                                        1999    (Unaudited)  1998
                                                                        ----                 ----

Operations:
Net investment income..................................................  $    181,819   $   242,532
Net realized gain on investments.......................................     8,303,445     1,274,387
Net realized gain (loss) on foreign currency transactions..............       (92,098)       23,150
Net change in unrealized appreciation/depreciation on investments and
 other assets and liabilities denominated in foreign currency..........       648,000     1,899,363
                                                                         ------------   -----------

   Net increase in net assets resulting from operations................     9,041,166     3,439,432
                                                                         ------------   -----------

Dividends and Distributions to Shareholders from:

Net investment income..................................................      (569,505)     (382,416)
Net realized gains.....................................................    (6,011,036)   (1,316,653)
                                                                         ------------   -----------

   Total dividends and distributions to shareholders...................    (6,580,541)   (1,699,069)
                                                                         ------------   -----------

Share Transactions:

Net proceeds from the sales of shares..................................    15,608,376    11,034,344
Reinvestment of dividends and distributions............................     6,580,541     1,699,069
Cost of shares redeemed................................................   (16,015,175)   (5,570,212)
                                                                         ------------   -----------

   Net increase in net assets from share transactions..................     6,173,742     7,163,201
                                                                         ------------   -----------

   Total increase in net assets........................................     8,634,367     8,903,564

Net Assets:

Beginning of year......................................................    34,777,192    25,873,628
                                                                         ------------   -----------

End of year............................................................  $ 43,411,559   $34,777,192
                                                                         ============   ===========


Shares Issued and Redeemed:

Issued.................................................................       889,280       692,242
Issued in reinvestment of dividends and distributions..................       397,827       110,115
Redeemed...............................................................      (920,505)     (354,531)
                                                                         ------------   -----------

   Net increase........................................................       366,602       447,826
                                                                         ============   ===========


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period (1999 Unaudited):



                                                          Year ended December 31,           For the Period
                                                         -------------------------          March 1, 1995 (1) to
                                                  1999          1998         1997     1996   December 31, 1995
                                                ------        ------       ------   ------   -----------------

Net asset value, beginning of period..........  $15.43        $14.32       $13.23   $11.61         $10.00
                                                ------        ------       ------   ------         ------

Income from Investment Operations:
 Net investment income........................    0.12          0.12         0.06     0.04           0.05
 Net realized and unrealized gain on
  investments.................................    3.97          1.78         1.79     1.70           1.83
                                                ------        ------       ------   ------         ------

  Total income from investment
   operations.................................    4.09          1.90         1.85     1.74           1.88
                                                ------        ------       ------   ------         ------

Dividends and Distributions to Shareholders:
 From net investment income...................   (0.26)        (0.18)       (0.04)   (0.05)         (0.03)
 In excess of net investment income...........      --            --        (0.03)      --             --
 From net realized gains......................   (2.70)        (0.61)       (0.69)   (0.07)         (0.24)
                                                ------        ------       ------   ------         ------

  Total dividends and distributions to
   shareholders...............................   (2.96)        (0.79)       (0.76)   (0.12)         (0.27)
                                                ------        ------       ------   ------         ------

Net asset value, end of period...............   $16.56        $15.43       $14.32   $13.23         $11.61
                                                ======        ======       ======   ======         ======

Total Return (2).............................    26.5%          13.3%        14.0%    15.0%         18.9%
                                                =====         ======        =====    =====         =====

Ratios/Supplemental data:
Net assets, end of period (000's)..............  $43,412    $34,777        $25,874     $16,972      $  2,891
Ratio of expenses to average net assets (3)....     1.10%      1.13%          1.19%(4)    1.42%(4)   1.25%(4)(5)
Ratio of net investment income to average net
 assets........................................     0.48%      0.79%          0.45%(4)    0.81%(4)   1.02%(4)(5)
Portfolio Turnover.............................       83%        55%            53%         40%           67%

-------------
(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(5) Annualized

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 1999 - Unaudited

(1) Organization and Significant Accounting Policies

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Foreign Currency Translation

 The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999
                            (continued) - Unaudited

 (1) Organization and Significant Accounting Policies--(continued)
    (D) Foreign Currency Translation (concluded)

 The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchanges rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

 Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

 (E) Dividends and Distributions

 Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

 The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

 (F) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (G) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (H) Expense Offset

 The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (I) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999
                            (concluded) - Unaudited

 (1) Organization and Significant Accounting Policies--(continued)

   (I) Trustees' Retirement Plan (continued)

 lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $3,139 in connection with the Plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes the cost of securities owned at December 31, 1999 was $38,152,478. Accordingly, net unrealized appreciation of investments of $5,370,217 was comprised of gross appreciation of $7,638,839 for those investments having an excess of value over cost and gross depreciation of $2,268,622 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $30,272,747 and $31,338,748, respectively.

 (4) Acquisition of Investment Adviser

 On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subisidiary, PIMCO Advisors L.P. ("PIMCO Ad" and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                            OCC ACCUMULATION TRUST
                                  MANAGED BY

                             [OPCAP ADVISORS LOGO]

                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                 U.S. GOVERNMENT INCOME PORTFOLIO - Unaudited

Nineteen ninety-nine was a difficult year for fixed-income investing. Although securities with maturities of approximately three years or shorter provided positive total returns (coupon plus price change), most longer maturities were negative in their returns for the year. Reflecting these market conditions, the U.S. Government Income Portfolio was down 1.9% for the year, compared with a 0.5% increase for the Lehman Brothers Intermediate Government Bond Index (the "Index"). During the second half of the year, the Portfolio's total return of 0.2% compared with a 1.0% rise in the Index.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. It primarily owns intermediate-term securities and places a priority on maintaining a relatively stable net asset value per share. The Portfolio is intended for investors seeking high current income from investments in Government securities.

For the three years ended December 31, 1999, the Portfolio provided an average annual total return of 4.3%, compared with an average annual total return of 5.5% for the Lehman Brothers Intermediate Government Bond Index. From its inception on January 3, 1995 through December 31, 1999 the Portfolio provided an average annual total return of 5.8%, compared with 6.9% for the index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

A year-and-a-half ago, investor concerns centered on the risks of a global economic downturn, the Russian debt default, and the possibility of deflation, causing interest rates to decline. Since that time, conditions have changed dramatically. Many emerging market economies have rebounded and Japan seems to be pulling out of its long recession. Moreover, with the continued strength of the U.S. economy, low unemployment and a surging stock market, interest rates have turned upward during the past year on renewed concerns over inflation.

As we observe changes in the bond market, we search for the most advantageous combination of yield and risk. In other words, we seek to increase the Portfolio's yield with little or no change in risk or, vice-versa, we seek investment situations that reduce risk with no change in yield. During 1999, we reduced the Portfolio's investments in U.S. Treasury securities. Federal budget surpluses have led to net reductions in the amount of Treasury securities outstanding, resulting in a scarcity value that has held down Treasury yields in comparison to other types of fixed income securities. We increased the Portfolio's holdings of U.S. government agency and mortgage-related securities, where we have found attractive yields, and added a small position in corporate bonds.

At December 31, the Portfolio's net assets were allocated 54.4% to U.S. Government Agency and Mortgate-Related securities, 27.3% to U.S. Treasury securities, 5.0% to corporate bonds, and 13.3% to short-term investments. The Portfolio's average maturity was 10.7 years at December 31, 1999.

Down markets do not continue forever, and bonds may in fact be poised to perform well in 2000. We believe some increase in inflation is already priced into the market, yet the actual inflation rate remains modest. In addition, history tells us that two down years in a row would be a very unusual occurrence; there have not been two consecutive losing years in the bond market in more than a quarter century. We see value in the bond market today and continue to go about our process of investing in those maturities, sectors and credit categories where we find the highest yields at the lowest relative cost with the least amount of risk.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited

Principal
 Amount
  (000)                                                             Value
---------                                                           -----


           CORPORATE BONDS -- 5.0%
           Ford Motor Credit Corp.,
$    500       6.70%, 7/16/04 (cost - $499,245)..................  $489,375
                                                                   --------

           MORTGAGE-RELATED -- 43.8%
           Federal Home Loan Mortgage Corp.,
     175       6.22%,  3/24/03...................................   171,966
     125       7.75%, 11/7/01....................................   127,285
     150       8.115%,1/31/05....................................   157,359
           Federal National Mortgage Association,
     624       6.00%,  3/1/13-9/1/13.............................   592,741
     980       6.50%,  4/29/09...................................   917,065
     459       7.50%, 11/1/27....................................   453,682
       2       9.00%,  8/1/02....................................     1,926
     150       9.20%,  9/11/00...................................   152,837
      52       9.50%, 12/1/06-12/1/19............................    55,301
           Government National Mortgage Association,
     977       4.00%, 10/20/25...................................   873,995
     826       7.00%,  3/15/28-6/15/28...........................   797,981
                                                                  ---------
           Total Mortgage-Related (cost - $4,497,631)............ 4,302,138
                                                                  ---------
           U.S. GOVERNMENT AGENCY -- 12.1%
           Federal Home Loan Bank Discount Notes,
     200       4.15%, 1/18/00.................................      199,608
           Student Loan Marketing Association,
     100       7.20%, 11/9/00.................................      100,609
           Tennessee Valley Authority,
   1,000       5.375%, 11/13/08...............................      888,750
                                                                  ---------
                   Total U.S. Government Agency
                     (cost - $1,299,622)......................    1,188,967
                                                                  ---------

           U.S. TREASURY NOTES AND BONDS -- 38.2%
   1,100       5.125%, 8/31/00................................    1,097,147
   1,000       5.75%, 11/15/00................................      996,870
     875       5.875%,11/30/01................................      869,391
      95       6.25%,  4/30/01................................       95,074
     200       6.50%,  5/31/02................................      200,968
     475       7.25%,  8/15/22................................      500,755
                                                                  ---------
                Total U.S. Treasury Notes and Bonds
                  (cost - $3,842,754).........................    3,760,205
                                                                  ---------

           Total Investments (cost - $10,139,252)...   99.1%      9,740,685
           Other assets less liabilities............    0.9          89,131
                                                       ----      ----------
           Net Assets..............................    100.0%    $9,829,816
                                                       =====     ==========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets:
Investments, at value (cost - $10,139,252)..........  $ 9,740,685
Cash................................................        4,141
Interest receivable.................................      108,963
Prepaid expenses....................................          194
                                                      -----------

 Total Assets.......................................    9,853,983
                                                      -----------

Liabilities:
Payable for shares of beneficial interest redeemed..        8,541
Investment advisory fee payable.....................        1,054
Accrued expenses....................................       14,572
                                                      -----------

 Total Liabilities..................................       24,167
                                                      -----------

   Net Assets.......................................  $ 9,829,816
                                                      ===========

Composition of Net Assets:
Par value ($.01 per share)..........................  $     9,826
Paid-in-capital in excess of par....................   10,250,579
Accumulated net realized loss on investments........      (32,022)
Net unrealized depreciation on investments..........     (398,567)
                                                      -----------

   Net Assets.......................................  $ 9,829,816
                                                      ===========

Shares outstanding                                        982,573
                                                      -----------

Net asset value per share.                                 $10.00
                                                           ======

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited

Investment Income:
 Interest............................................ $ 602,366
                                                      ---------

Expenses:
 Investment advisory fees............................    63,217
 Custodian fees......................................    15,924
 Audit and tax service fees..........................    11,318
 Transfer agent fees.................................     3,977
 Trustees' fees and expenses.........................     2,394
 Reports to shareholders.............................       968
 Legal fees..........................................       171
 Miscellaneous.......................................     1,804
                                                      ---------

   Total expenses....................................    99,773
   Less: expense offset..............................      (770)
                                                      ---------

    Net expenses.....................................    99,003
                                                      ---------

    Net investment income............................   503,363
                                                      ---------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments....................   (31,440)
 Net change in unrealized appreciation/depreciation
  on investments.....................................  (628,105)
                                                      ---------

    Net realized and unrealized loss on investments.   (659,545)
                                                      ---------

Net decrease in net assets resulting from operations. $(156,182)
                                                      ==========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                      Year ended December 31,
                                                                      -----------------------
                                                                      1999  (Unaudited) 1998
                                                                      ----              ----
Operations:
Net investment income..............................................  $   503,363   $   411,556
Net realized gain (loss) on investments............................      (31,440)      151,330
Net change in unrealized appreciation/depreciation on investments..     (628,105)       89,811
                                                                     -----------   -----------

 Net increase (decrease) in net assets resulting from operations...     (156,182)      652,697
                                                                     -----------   -----------

Dividends and Distributions to Shareholders from:
Net investment income..............................................     (503,363)     (411,556)
Net realized gains.................................................           --      (149,402)
                                                                     -----------   -----------

 Total dividends and distributions to shareholders.................     (503,363)     (560,958)
                                                                     -----------   -----------

Share Transactions:
Net proceeds from the sale of shares...............................    3,365,635     5,717,541
Reinvestment of dividends and distributions........................      503,365       560,300
Cost of shares redeemed............................................   (3,921,601)   (2,810,893)
                                                                     -----------   -----------

 Net increase (decrease) in net assets from share transactions.....      (52,601)    3,466,948
                                                                     -----------   -----------

   Total increase (decrease) in net assets.........................     (712,146)    3,558,687

Net Assets:
Beginning of year..................................................   10,541,962     6,983,275
                                                                     -----------   -----------

End of year........................................................  $ 9,829,816   $10,541,962
                                                                     ===========   ===========


Shares Issued and Redeemed:
Issued.............................................................      326,391       535,354
Issued in reinvestment of dividends and distributions..............       49,145        52,582
Redeemed...........................................................     (382,260)     (263,013)
                                                                     -----------   -----------

 Net increase (decrease)...........................................       (6,724)      324,923
                                                                     ===========   ===========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period (1999 Unaudited):


                                                                      Year ended December 31,                     For the Period
                                                     ---------------------------------------------------------  January 3, 1995 (1)
                                                       1999              1998         1997           1996        December 31, 1995
                                                     ----------      ------------  -----------  ---------------  ------------------

Net asset value, beginning of period..........    $10.66                $10.51       $10.38           $10.62          $10.00
                                                  ------                ------       ------           ------          ------

Income from Investment Operations:
Net investment income.........................      0.49                  0.53         0.57             0.55            0.60
Net realized and unrealized gain (loss) on
 investments..................................     (0.66)                 0.31         0.14            (0.24)           0.68
                                                  ------                ------       ------           ------          ------

Total income (loss) from investment operations     (0.17)                 0.84         0.71             0.31            1.28
                                                  ------                ------       ------           ------          ------

Dividends and Distributions to Shareholders
 from:
Net investment income.........................     (0.49)                (0.53)       (0.57)           (0.55)          (0.60)
Net realized gains............................        --                 (0.16)       (0.01)              --           (0.06)
                                                  ------                ------       ------           ------          ------

Total dividends and distributions
 to shareholders..............................     (0.49)                (0.69)       (0.58)           (0.55)          (0.66)
                                                  ------                ------       ------           ------          ------

Net asset value, end of period................    $10.00                $10.66       $10.51           $10.38          $10.62
                                                  ======                ======       ======           ======          ======

Total Return (2).............................       (1.8)%                 8.1%         7.0%             3.0%           13.1%
                                                  ======                  ====         ====             ====           =====
Ratios/Supplemental data:

Net assets, end of period (000's)..............   $9,830               $10,542       $6,983           $3,422          $1,442
Ratio of expenses to average net assets (3)....     0.95%                 1.00%(4)     0.93%(4)         0.96%(4)        0.75%(4)(5)
Ratio of net investment income to average net
 assets (3)....................................     4.78%                 4.96%(4)     5.51%(4)         5.27%(4)        5.75%(4)(5)
Portfolio Turnover.............................       69%                   80%          80%              31%             65%

(1) Commencements of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996, and 4.73% and 1.77%, (annualized), respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

(5) Annualized

                             OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (continued) - Unaudited


(1) Organization and Significant Accounting Policies

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Dividends and Distributions

 Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

 The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (continued) - Unaudited

 (1) Organization and Significant Accounting Policies--(concluded) (E) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (F) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (G) Expense Offset

 The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (H) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $982 in connection with the Plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes the cost of securities owned at December 31, 1999 was $10,139,252. Accordingly, net unrealized depreciation of investments of $398,567 was comprised of gross appreciation of $1,617 for those investments having an excess of value over cost and gross depreciation of $400,193 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $6,614,567 and $7,232,838, respectively.

 At December 31, 1999, the Portfolio had a capital loss carryforward of $32,022, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2007. To the extent that these losses are used to offset future realized capital gains, such gains will not be distibuted.

 (4) Acquisition of Investment Adviser

 On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the

                             OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                                  (continued)

(4) Acquisition of Investment Adviser--(concluded)

consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                            OCC ACCUMULATION TRUST
                                  MANAGED BY

                             [OPCAP ADVISORS LOGO]

                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                         MANAGED PORTFOLIO - Unaudited

While continuing its excellent long-term performance record, results of the Managed **Portfolio in 1999 were disappointing and did not meet our expectations. The Portfolio provided a total return of 5.0% in the year, compared with a return of 21.0% for the Standard & Poor's 500 Index with dividends included (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's return in the second half of the year was (2.1)%, compared with a rise of 7.7% for the S&P 500.

The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. Results in the year and the half were hindered, in particular, by our only limited holdings of technology stocks, which dominated the market's advance in 1999. We seek to be thoughtful in our value style of investing to give consideration to companies across the breadth of the market, including technology companies. However, in the current ebullient market for tech stocks, it has become difficult to find value in the sector despite the enormous economic wealth being created by the technology industry. We continue to look for opportunities to purchase technology stocks where prices bear some reasonable relationship to underlying value.

For the three years ended December 31, 1999, the Portfolio delivered an average annual total return of 11.2%, compared with 27.6% for the S&P 500. For the five years ended December 31, 1999, the Portfolio's average annual total return of 19.7% compared with 28.5% for the S&P 500. For the ten years ended December 31, 1999, the Portfolio provided an average annual total return of 16.6%*, versus 18.2% for the S&P 500, while the Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 1999 was 17.7%*, compared with 19.0% for the S&P 500. We believe these longer-term results are favorable in light of our risk-averse investment style and the fact that the Portfolio invests in bonds and short-term securities, not just stocks. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Our investment philosophy is based on the premise that companies create wealth by generating cash flow at high rates. That wealth is delivered to shareholders by managements who use this cash wisely, such as for share repurchase or astute acquisitions. Our criteria in buying the stocks of these companies include:

       . Good businesses with growing free cash flow

       . Management motivated to create wealth for shareholders

       . Securities that can be purchased inexpensively

The objective of our approach is to acquire stocks for substantially less than they are worth. While our investment style sometimes requires patience, we believe the intrinsic value of a company--which is based on cash flow, earnings, strength of balance sheet, competitive strengths and other factors--almost always ends up being reflected over time in its share price.

During the fourth quarter, we established a new position in the common stock of Anadarko Petroleum, an oil and gas exploration and production company. Anadarko is well managed and, in our view, the share price is inexpensive in relation to the company's business prospects. Eliminations in the quarter were Motorola and Time Warner.

At December 31, 1999, approximately 20% of the Portfolio's assets were invested in financial service, banking and insurance stocks, sectors that did not perform well in 1999 due to investor concerns regarding the impact of

--------------
 * Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

higher interest rates. If the U. S. economy remains on its current course, we expect the Federal Reserve to raise short-term interest rates further, and we are therefore monitoring our exposure to financial stocks to make sure we are not overly vulnerable. During the fourth quarter, we repositioned the Portfolio's financial holdings, taking money from superlative performers such as Citigroup and using it to purchase stocks such as Freddie Mac whose share price was down in 1999 despite continued strong earnings growth.

The Portfolio need not be fully invested in stocks and can own more defensive income-producing instruments. At December 31, 1999, the Portfolio's net assets were allocated 70% to common stocks and securities convertible into common stocks, 10% to U.S Government/Agency securities, and 20% to short-term investments. This represents a reduction in stocks and an increase in U.S. Government/Agency securities and short-term investments during the fourth quarter.

Our larger-than-normal cash position reflects our caution in adding to equity holdings at a time when technology stocks keep rising and many other stocks continue to languish. We think there are many opportunities in today's market to buy quality businesses with solid fundamentals inexpensively, and that many of these companies will improve their earnings as the economies of Asia and Europe strengthen. We believe also, however, that we have the luxury of being opportunistic about waiting for attractive prices and building our positions over time given the current malaise of many non-tech issues.

The Portfolio's five largest equity positions at December 31, 1999 were Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, representing 5.0% of the Portfolio's net assets; du Pont, a diversified technology and industrial company, 4.9% of net assets; McDonald's, a premier fast-food company with growing global markets, 4.8% of net assets; Freddie Mac, the second largest insurer of home mortgages in the United States, 4.4% of net assets; and Computer Associates International, which designs and markets computer software, 4.3% of net assets.

Major industry positions were: financial services , representing 10.4% of the Portfolio's net assets at December 31, 1999; banking, 6.8% of net assets; food services, 6.8% of net assets; chemicals, 6.0% of net assets; and technology, 5.9% of net assets.

We remain optimistic about the outlook for our style of value investing and believe the Portfolio is positioned to perform well in the months ahead. For 2000, the consensus estimate of per share earnings growth for the S&P 500 stocks is approximately 10%, while we expect our companies to increase their earnings by 15% or more on average. In addition, the companies we own have strong competitive positions, and on average their share prices trade at discounts to the S&P 500. We believe the market will ultimately shift back to an emphasis on company earnings and other fundamentals, benefiting our value approach.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited

 Shares                                               Value
 ------                                               -----

              COMMON STOCK -- 69.4%
              Aerospace/Defense -- 4.1%
   790,000    Boeing Co..........................   $32,834,375
                                                    -----------

              Banking -- 6.8%
    35,000    M & T Bank Corp....................    14,498,750
   995,000    Wells Fargo & Co...................    40,235,312
                                                    -----------

                                                     54,734,062
                                                    -----------

              Chemicals -- 6.0%
   598,000    du Pont (E.I.) de Nemours & Co.....    39,393,250
   254,700    Monsanto Co........................     9,073,687
                                                    -----------

                                                     48,466,937
                                                    -----------

              Conglomerates -- 3.8%
   180,000    Minnesota Mining & Manufacturing Co    17,617,500
   165,000    Textron, Inc.......................    12,653,438
                                                    -----------

                                                     30,270,938
                                                    -----------

              Drugs & Medical Products -- 2.4%
   481,000    American Home Products Corp........    18,969,437
                                                    -----------

              Energy -- 0.2%
    52,500    Anadarko Petroleum Corp............     1,791,562
                                                    -----------

              Food Services -- 6.8%
   490,000    Diageo plc ADR.....................    15,680,000
   964,400    McDonald's Corp....................    38,877,375
                                                    -----------

                                                     54,557,375
                                                    -----------

              Insurance -- 2.9%
   243,000    ACE Ltd............................     4,055,062
   377,960    XL Capital Ltd.....................    19,606,675
                                                    -----------

                                                     23,661,737
                                                    -----------

              Machinery/Engineering -- 2.0%
   335,400    Caterpillar, Inc...................    15,784,763
                                                    -----------

              Manufacturing -- 2.5%
   600,000    ITT Industries, Inc................    20,062,500
                                                    -----------

              Media/Broadcasting -- 3.9%
   110,000    AMFM*..............................     8,607,500
   687,400    News Corp. Ltd. ADR+...............    22,984,938
                                                    -----------

                                                     31,592,438
                                                    -----------

              Financial Services -- 10.4%
   560,000    Citigroup, Inc.....................    31,115,000
   755,000    Federal Home Loan Mortgage Corp....    35,532,188
   453,800    Household International............    16,904,050
                                                    -----------

                                                     83,551,238
                                                    -----------

              Paper Products -- 1.5%
   195,200    Champion International Corp........    12,090,200
                                                    -----------


                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

Shares                                                                  Value
------------                                                         ------------

              COMMON STOCK (concluded)
              Printing/Publishing -- 1.0%
   324,000    Donnelley (R.R.) & Sons Co.                            $  8,039,250
                                                                     ------------

              Real Estate -- 0.6%
   1,399      Security Capital Group Inc., (Class A) *.                   867,122
   326,000    Security Capital Group Inc., (Class B) *.                 4,075,000
                                                                     ------------

                                                                        4,942,122
                                                                     ------------

              Technology -- 5.9%
   488,000    Compaq Computer Corp...                                  13,206,500
   490,000    Computer Associates International, Inc.                  34,269,375
                                                                     ------------

                                                                       47,475,875
                                                                     ------------

              Telecommunications -- 5.2%
   225,000    Bell Atlantic Corp.....                                  13,851,563
   419,400    Sprint Corp. (FON Group).                                28,230,863
                                                                     ------------

                                                                       42,082,426
                                                                     ------------

              Transportation -- 2.5%
   260,000    UAL Corp.*.............                                  20,166,250
                                                                     ------------

              Waste Disposal -- 0.9%
   410,000    Waste Management Inc...                                   7,046,875
                                                                     ------------

              Total Common Stock (cost - $515,389,244).               558,120,360
                                                                     ------------

 Principal
 Amount
 (000)
------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 9.8%
              Federal National Mortgage Association,
   $80,000    6.50%, 8/15/04 (cost - $79,039,592)                      79,000,000
                                                                     ------------

              U.S. TREASURY NOTES AND BONDS -- 0.1%
   700         6.25 %, 8/15/23.................................           659,967
   298         7.875%, 8/15/01.................................           304,938
                                                                     ------------

              Total U.S. Treasury Notes and Bonds
                 (cost - $878,425).............................           964,905
                                                                     ------------


                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                                  (concluded)

 Principal
  Amount
  (000)                                                                              Value
  ----                                                                               -----
              SHORT-TERM CORPORATE NOTES -- 8.6%
              Automotive -- 5.3%
              Ford Motor Credit Corp.,
   $43,030    5.71%-6.07%, 1/13/00-1/28/00.......................                  $ 42,908,200
                                                                                   ------------

              Financial Services -- 3.3%
              American Express Credit Corp.,
    26,449    5.85%-6.00%, 1/28/00................................                   26,330,171
                                                                                   ------------

              Total Short-Term Corporate Notes (cost - $69,238,372)                  69,238,371
                                                                                   ------------

              U.S. GOVERNMENT AGENCY NOTES -- 10.6%
              Federal Home Loan Bank Discount Notes,

   $17,443      1.50%, 1/3/00....................................                    17,441,546
     1,515      4.15%, 1/18/00...................................                     1,512,031
    12,735      5.00%, 1/31/00...................................                    12,681,938
    25,458      5.58%, 1/19/00-1/21/00...........................                    25,380,694
    20,170      5.66%, 1/31/00...................................                    20,074,865
     8,375      5.78%, 1/19/00...................................                     8,350,796
                                                                                   ------------

                Total U.S. Government Agency Notes (cost $85,441,870)...             85,441,870
                                                                                   ------------

         Total Investments (cost - $749,987,503).................           98.5%   792,765,506
         Other assets less liabilities...........................            1.5     11,701,750
                                                                           -----   ------------
         Net Assets..............................................          100.0%  $804,467,256
                                                                           =====   ===========

------------------
* Non-income producing security

+ Preferred stock

ADR -- American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets:

Investments, at value (cost - $749,987,503).........  $792,765,506
Cash................................................         2,703
Receivable for invesments sold......................    16,114,120
Dividends and interest receivable...................     2,425,142
Receivable for shares of beneficial interest sold...       268,310
Prepaid expenses....................................         3,082
                                                      ------------

 Total Assets.......................................   811,578,863
                                                      ------------

Liabilities:

Payable for investments purchased...................     6,564,120
Payable for shares of beneficial interest redeemed..       228,015
Investment advisory fee payable.....................       100,127
Accrued expenses....................................       219,345
                                                      ------------

 Total Liabilities..................................     7,111,607
                                                      ------------

 Net Assets.........................................  $804,467,256
                                                      ============


Composition of Net Assets:

Par value ($.01 per share)..........................  $    184,293
Paid-in-capital in excess of par....................   695,877,809
Accumulated net investment income...................    10,021,896
Accumulated net realized gain on investments........    55,605,255
Net unrealized appreciation on investments..........    42,778,003
                                                      ------------

 Net Assets.........................................  $804,467,256
                                                      ============

Shares outstanding                                       18,429,335
                                                      -------------

Net asset value per share.                                   $43.65
                                                      =============

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited


Investment Income:
 Dividends (net of foreign withholding taxes of $109,285)............  $  9,259,335
 Interest............................................................     7,327,964
                                                                       ------------

   Total investment income...........................................    16,587,299
                                                                       ------------

Expenses:
 Investment advisory fees............................................     6,116,104
 Trustees' fees and expenses.........................................       161,716
 Reports to shareholders.............................................        94,904
 Custodian fees......................................................        86,993
 Transfer agent fees.................................................        58,706
 Audit and tax service fees..........................................        32,315
 Legal fees..........................................................        11,576
 Miscellaneous.......................................................         8,655
                                                                       ------------

   Total expenses....................................................     6,570,969
   Less: expense offset..............................................        (5,572)
                                                                       ------------

    Net expenses.....................................................     6,565,397
                                                                       ------------

    Net investment income............................................    10,021,902
                                                                       ------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments....................................    58,154,646
 Net change in unrealized appreciation/depreciation on investments...   (29,206,986)
                                                                       ------------

   Net realized and unrealized gain on investments...................    28,947,660
                                                                       ------------

Net increase in net assets resulting from operations.................  $ 38,969,562
                                                                       ============

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year ended December 31,
                                                                                 -----------------------
                                                                                  1999  (Unaudited) 1998
                                                                                  ----              ----
Operations:

Net investment income from:....................................................  $  10,021,902   $ 11,467,184
Net realized gain on investments...............................................     58,154,646     23,587,489
Net change in unrealized appreciation/depreciation on investments..............    (29,206,986)      (185,933)
                                                                                 -------------   ------------

 Net increase in net assets resulting from operations..........................     38,969,562     34,868,740
                                                                                 -------------   ------------

Dividends and Distributions to Shareholders from:

Net investment income..........................................................    (11,467,182)    (4,115,649)
Net realized gains.............................................................    (25,731,922)   (16,508,556)
                                                                                 -------------   ------------

 Total dividends and distributions to shareholders.............................    (37,199,104)   (20,624,205)
                                                                                 -------------   ------------

Share Transactions:

Net proceeds from the sale of shares...........................................    142,108,078    339,789,141
Reinvestment of dividends and distributions....................................     37,199,104     20,624,205
Cost of shares redeemed........................................................   (153,697,507)   (64,361,982)
                                                                                 -------------   ------------

 Net increase in net assets from share transactions............................     25,609,675    296,051,364
                                                                                 -------------   ------------

   Total increase in net assets................................................     27,380,133    310,295,899

Net Assets:

Beginning of year..............................................................    777,087,123    466,791,224
                                                                                 -------------   ------------

End of year (including undistributed net investment income of $10,021,896 and
 $11,467,176, respectively)....................................................  $ 804,467,256   $777,087,123
                                                                                 =============   ============


Shares Issued and Redeemed

Issued.........................................................................      3,293,544      7,796,148
Issued in reinvestment of dividends and distributions..........................        916,460        476,642
Redeemed.......................................................................     (3,547,618)    (1,520,543)
                                                                                 -------------   ------------

 Net increase..................................................................        662,386      6,752,247
                                                                                 =============   ============

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year (1999 Unaudited):


                                                              Year ended December 31,
                                                     -----------------------------------------
                                                     1999      1998     1997     1996     1995
                                                     ----      ----     ----     ----     ----
Net asset value, beginning of year.................  $43.74   $42.38   $36.21   $30.14   $20.83
                                                     ------   ------   ------   ------   ------

Income from Investment Operations:
 Net investment income.............................    0.56     0.60     0.34     0.43     0.42
 Net realized and unrealized gain on investments...    1.47     2.40     7.45     6.31     9.02
                                                     ------   ------   ------   ------   ------

  Total income from investment operations..........    2.03     3.00     7.79     6.74     9.44
                                                     ------   ------   ------   ------   ------

Dividends and distributions to shareholders from:
 Net investment income.............................   (0.65)   (0.33)   (0.40)   (0.41)   (0.13)
 Net realized gains................................   (1.47)   (1.31)   (1.22)   (0.26)      --
                                                     ------   ------   ------   ------   ------

  Total dividends and distributions to
   shareholders....................................   (2.12)   (1.64)   (1.62)   (0.67)   (0.13)
                                                     ------   ------   ------   ------   ------

Net asset value, end of year.......................  $43.65   $43.74   $42.38   $36.21   $30.14
                                                     ======   ======   ======   ======   ======

Total Return (1)..................................      5.0%    7.1%     22.3%    22.8%    45.6%
                                                       ====    ====     =====    =====    =====

Ratios/Supplemental data:
Net assets, end of year (000's)................      $804,467   $777,087   $466,791   $180,728      $99,188
Ratio of expenses to average net assets (2)....         0.83%      0.82%      0.87%      0.84%(3)     0.66%(3)
Ratio of net investment income to average net
 assets........................................         1.27%      1.74%      1.42%      1.66%(3)     1.85%(3)
Portfolio Turnover.............................           38%        37%        32%        27%          22%

(1) Assumes reinvestment of all dividends and distributions.

(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

(1) Organization and Significant Accounting Policies

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Dividends and Distributions

 Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

 The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                                  (continued)

(1) Organization and Significant Accounting Policies (concluded)

reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

 (E) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (F) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (G) Expense Offset

 The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce cusodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (H) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $71,695 in connection with the Plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes, the cost of securities owned at December 31, 1999 was $749,987,503. Accordingly, net unrealized appreciation of investments of $42,778,003 was comprised of gross appreciation of $89,115,329 for those investments having an excess of value over cost and gross depreciation of $46,337,326 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $244,803,598 and $350,171,550, respectively.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                                  (concluded)

(4) Acquisition of Investment Adviser

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                            OCC ACCUMULATION TRUST
                                  MANAGED BY

                             [OPCAP ADVISORS LOGO]

                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                            OCC ACCUMULATION TRUST
                         MID CAP PORTFOLIO - Unaudited

The Mid Cap Portfolio provided a total return of 21.6% in 1999. The Portfolio invests in companies with stock market capitalizations (the total market value of a company's common shares outstanding) between $500 million and $5 billion at time of purchase. Its 1999 performance compared with a 26.6% return for the Wilshire Midcap 750 Index with dividends included (the "Wilshire 750"). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization.

The Portfolio's return of 16.2% in the second half of 1999 compared with 14.4% for the Wilshire 750. From inception on February 9, 1998 through December 31, 1999, the Portfolio provided an average annual total return of 10.0% compared with 16.3% for the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

In managing the Portfolio, we seek to generate excellent long-term results with below-market risk by investing in mid cap companies with superior fundamentals and inexpensive valuations. As a group, the mid cap stocks owned by the Portfolio produce the same or better earnings growth and return on equity as the broad mid cap indexes, yet their average valuations are lower. We believe this combination of strong fundamentals and cheaper valuations will lead to higher share prices over time.

Emmis Communications, one of the Portfolio's 10 largest holdings, contributed significantly to performance during the second half of 1999. Emmis is a major broadcasting company focused on radio and television operations in large media markets. Despite one of the industry's best operating records, including strong revenue and earnings performance, until recently Emmis had inexplicably been one of the cheapest stocks in the radio sector. That is now changing, as several developments have helped drive the stock's recent robust performance. The surge in demand for airtime by Internet companies allows Emmis to increase prices and the amount of airtime sold out in advance as traditional advertisers fear being locked out. Increasing prices of network television are also driving advertisers to seek cheaper alternatives in local television and radio airtime. In addition, Liberty Media, the communications and broadcasting conglomerate controlled by John Malone, purchased a 14% stake in Emmis in October, offering the prospect of increased creative collaboration between Emmis and Liberty. The sale to Liberty and a subsequent stock offering raised close to $400 million, which Emmis will use to participate in the ongoing consolidation of the radio and television industry.

WPP Group was another of our strong performers in 1999. WPP is one of the world's largest advertising and marketing communications companies and, like Emmis, is benefiting from growth in advertising demand. Moreover, management continues to execute strongly in both margin improvement and renewed strength in new account wins. Reflecting the company's excellent business performance, the share price more than doubled in 1999.

During the fourth quarter of 1999, we established new positions in the common stocks of SFX Entertainment (a live entertainment event promoter and sports agency) and W.W. Grainger (distributor of maintenance, repair and operating supplies). In addition, we received stock in Huttig Building Products, the leading wholesale building products distributor, in a spin-off from Crane Co., one of our holdings.

At December 31, 1999, the Portfolio's net assets were invested 87.5% in common stocks and 12.5% in short-term investments. The Portfolio's five largest equity holdings were Applied Power, a diversified global producer of tools, equipment and systems, representing 4.3% of the Portfolio's net assets; Parker-Hannifin, a worldwide manufacturer of motion control and fluid processing products for industrial and aerospace markets, 4.2% of net assets; Carlisle Companies, a multi-industry manufacturing company, 4.1% of net assets; Teva Pharmaceutical, an Israeli pharmaceutical company, 4.1% of net assets; and Anadarko Petroleum, an oil and gas exploration and production company, 3.6% of net assets.

The Portfolio's top five industry positions at the end of December were: electronics, representing 20.5% of the Portfolio's net assets; insurance, 12.0% of net assets; advertising, 7.6% of net assets; manufacturing, 7.2% of net assets; and media/broadcasting, 6.2% of net assets.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited

 Shares                                                  Value
 ------                                               ----------
            COMMON STOCK -- 88.8%
            Advertising -- 7.6%
   1,650    Lamar Advertising Co.*.................   $   99,928
   2,250    WPP Group plc ADR......................      187,031
   1,700    Young & Rubicam, Inc...................      120,275
                                                      ----------
                                                         407,234
                                                      ----------

            Computer Services -- 2.4%
   2,550    Sabre Group Holdings, Inc.*............      130,688
                                                      ----------

            Conglomerates -- 2.6%
   3,400    PerkinElmer, Inc.......................      141,737
                                                      ----------

            Consumer Products -- 2.8%
   4,650    Avon Products, Inc.....................      153,450
                                                      ----------

            Containers -- 1.4%
   5,700    American National Can Group, Inc.......       74,100
                                                      ----------

            Drugs & Medical Products -- 4.1%
   3,050    Teva Pharmaceutical Industries Ltd. ADR      218,647
                                                      ----------

            Electronics -- 20.5%
   6,300    Applied Power, Inc.....................      231,525
   6,700    Arrow Electronics, Inc.*...............      170,013
   2,300    Avnet, Inc.............................      139,150
   1,600    Flextronics International Ltd.*........       73,600
   5,100    General Semiconductor, Inc.*...........       72,356
    800     Jabil Circuit, Inc.*...................       58,400
   2,300    Molex, Inc.............................      130,381
   4,400    Parker-Hannifin Corp...................      225,775
                                                      ----------

                                                       1,101,200
                                                      ----------

            Energy -- 3.6%
   5,700    Anadarko Petroleum Corp................      194,513
                                                      ----------

            Entertainment -- 0.9%
   1,300    SFX Entertainment, Inc.*...............       47,044
                                                      ----------

            Financial Services -- 1.3%
   2,900    Countrywide Credit Industries, Inc.....       73,225
                                                      ----------

            Food Services -- 1.7%
   5,800    Bob Evans Farms, Inc...................       89,537
                                                      ----------

            Hotels -- 0.4%
   9,800    Homestead Village, Inc.*...............       20,825
                                                      ----------

            Industrial Materials -- 1.5%
   1,650    W.W. Grainger, Inc.....................       78,891
                                                      ----------


                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (concluded) - Unaudited

Shares                                                Value
--------                                           ------------

          COMMON STOCK (concluded)
          Insurance -- 12.0%
   3,000  ACE Ltd................................   $   50,063
   2,928  Conseco, Inc...........................       52,338
   3,700  Everest Reinsurance Holdings, Inc......       82,556
   2,850  PartnerRe Ltd..........................       92,447
   4,500  Protective Life Corp...................      143,156
   1,800  RenaissanceRe Holdings Ltd.............       73,575
   2,900  XL Capital Ltd.........................      150,437
                                                    ----------

                                                       644,572
                                                    ----------

          Machinery/Engineering -- 2.9%
   3,450  Dover Corp.............................      156,544
                                                    ----------

          Manufacturing -- 7.2%
   6,100  Carlisle Cos., Inc.....................      219,600
   8,125  Crane Co...............................      161,484
   1,806  Huttig Building Products, Inc..........        8,915
                                                    ----------

                                                       389,999
                                                    ----------

          Media/Broadcasting -- 6.2%
   2,043  AMFM, Inc.*............................      159,865
   1,400  Emmis Communications Corp.*............      174,497
                                                    ----------

                                                       334,362
                                                    ----------

          Real Estate -- 4.5%
   9,500  ProLogis Trust.........................      182,875
   4,700  Security Capital Group, Inc. (Class B)*       58,750
                                                    ----------

                                                       241,625
                                                    ----------

          Textiles/Apparel -- 1.0%
   3,500  Shaw Industries, Inc...................       54,031
                                                    ----------

          Transportation -- 4.2%
   4,500  Air Express International Corp.........      145,406
   2,000  C.H. Robinson Worldwide................       79,500
                                                    ----------

                                                       224,906
                                                    ----------

          Total Common Stock (cost - $4,183,615)...  4,777,130
                                                    ----------


Principal
 Amount
 (000)
---------
          U.S. GOVERNMENT AGENCY -- 12.6%
    $680  Federal Home Loan Bank Discount Notes,
          1.50%, 1/3/00 (cost - $679,943).........      679,943
                                                     ----------

        Total Investments (cost - $4,863,558).....     101.4%    5,457,073
        Liabilities in excess of other assets.....     (1.4)      (75,140)
                                                      -----     ---------
        Net Assets................................    100.0%   $5,381,933
                                                      =====    ==========

---------------------------
* Non-income producing security
ADR  --  American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets:
Investments, at value (cost - $4,863,558).....  $5,457,073
Cash..........................................       4,545
Dividends receivable..........................       1,332
Other assets..................................         518
                                                ----------

 Total Assets.................................   5,463,468
                                                ----------

Liabilities:
Payable for investments purchased.............      67,162
Accrued expenses..............................      14,373
                                                ----------

 Total Liabilities............................      81,535
                                                ----------

 Net Assets...................................  $5,381,933
                                                ==========


Composition of Net Assets:
Par value ($.01 per share)....................  $    4,627
Paid-in-capital in excess of par..............   4,627,643
Accumulated net realized gain on investments..     156,148
Net unrealized appreciation on investments....     593,515
                                                ----------

 Net Assets...................................  $5,381,933
                                                ==========

Shares outstanding............................     462,671
                                                ----------

Net asset value per share.....................      $11.63
                                                    ======

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited

Investment Income:
 Dividends (net of foreign withholding taxes of $255).....................  $ 43,649
 Interest.................................................................    12,590
                                                                            --------

   Total investment income................................................    56,239
                                                                            --------

Expenses:
 Investment advisory fees.................................................    27,810
 Custodian fees...........................................................    14,947
 Audit and tax service fees...............................................    12,112
 Transfer agent fees......................................................     3,016
 Reports to shareholders..................................................       543
 Trustees' fees and expenses..............................................       197
 Miscellaneous............................................................     1,466
                                                                            --------

   Total expenses.........................................................    60,091
   Less: Investment advisory fees waived and expenses assumed by adviser..   (24,246)
   Less: expense offset...................................................    (1,082)
                                                                            --------

   Net expenses...........................................................    34,763
                                                                            --------

   Net investment income..................................................    21,476
                                                                            --------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments:........................................   268,712
 Net change in unrealized appreciation/depreciation on investments........   582,994
                                                                            --------

   Net realized and unrealized gain on investments........................   851,706
                                                                            --------

Net increase in net assets resulting from operations......................  $873,182
                                                                            ========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
              STATEMENT OF CHANGES IN NET ASSETS - 1999 Unaudited

                                                                                            For the Period
                                                                         Year ended       February 9, 1998 *
                                                                     December 31, 1999   to December 31, 1998
                                                                     ------------------  ---------------------

Operations:
Net investment income..............................................        $    21,476             $    9,196
Net realized gain (loss) on investments............................            268,712                 (8,419)
Net change in unrealized appreciation/depreciation on investments..            582,994                 10,521
                                                                           -----------             ----------

 Net increase in net assets resulting from operations..............            873,182                 11,298
                                                                           -----------             ----------

Dividends and Distributions to Shareholders from:

Net investment income..............................................            (21,378)                (9,196)
Net realized gains.................................................           (104,243)                    --
                                                                           -----------             ----------

 Total dividends and distributions to shareholders.................           (125,621)                (9,196)
                                                                           -----------             ----------

Share Transactions:

Net proceeds from the sale of shares...............................          4,615,546              2,061,371
Reinvestment of dividends and distributions........................            125,621                  4,411
Cost of shares redeemed............................................         (1,991,819)              (182,860)
                                                                           -----------             ----------

 Net increase in net assets from share transactions................          2,749,348              1,882,922
                                                                           -----------             ----------

   Total increase in net assets....................................          3,496,909              1,885,024

Net Assets:

Beginning of period................................................          1,885,024                     --
                                                                           -----------             ----------

End of period......................................................        $ 5,381,933             $1,885,024
                                                                           ===========             ==========


Shares Issued and Redeemed:

Issued.............................................................            462,769                211,535
Issued in reinvestment of dividends and distributions..............             10,801                    451
Redeemed...........................................................           (203,400)               (19,485)
                                                                           -----------             ----------

 Net increase......................................................            270,170                192,501
                                                                           ===========             ==========


--------------------
* Commencement of operations

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period (1999 Unaudited):

                                                                                  For the Period
                                                                Year ended      February 9, 1998 (1)
                                                            December 31, 1999   to December 31, 1998
                                                            ------------------  ---------------------

Net asset value, beginning of period......................         $ 9.79                 $10.00
                                                                   ------                 ------

Income from Investment Operations:
 Net investment income....................................           0.05                   0.05
 Net realized and unrealized gain (loss) on investments...           2.07                  (0.21)
                                                                   ------                 ------

   Total income (loss) from investment operations.........           2.12                  (0.16)
                                                                   ------                 ------

Dividends and Distributions to Shareholders from:
 Net investment income....................................          (0.05)                 (0.05)
 Net realized gains.......................................          (0.23)                    --
                                                                   ------                 ------

   Total dividends and distributions to shareholders......          (0.28)                 (0.05)
                                                                   ------                 ------

Net asset value, end of period............................         $11.63                 $ 9.79
                                                                   ======                 ======

Total Return (2)..........................................           21.6%                  (1.6)%
                                                                    =====                 ======


Ratios/Supplemental data:
Net assets, end of period (000's)............................      $5,382                 $1,885
Ratio of expenses to average net assets (4)(5)...............        1.03%                  1.05%(3)
Ratio of net investment income to average net assets (4)(5)..        0.62%                  0.78%(3)
Portfolio Turnover...........................................          92%                    38%

-----------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Annualized
(4) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(5) During the fiscal periods indicated above, the Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.70% and (0.05%), respectively, for the year ended December 31, 1999, and 4.28% and (2.46%), (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

(1) Organization and Significant Accounting Policies

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Dividends and Distributions

 Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

 The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                                  (concluded)

(1) Organization and Significant Accounting Policies (continued)

 (E) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (F) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (G) Expense Offset

 The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balanaces earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (H) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $197 in connection with the retirement plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes the cost of securities owned at December 31, 1999 was $4,863,558. Accordingly, net unrealized appreciation of investments of $593,515 was comprised of gross appreciation of $834,420 for those investments having an excess of value over cost and gross depreciation of $240,905 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $5,572,828 and $3,482,285, respectively.

 (4) Acquisition of Investment Adviser

 On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                            OCC ACCUMULATION TRUST
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]
                        1999 Annual Report - Unaudited

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Stocks of many quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of stocks in which we invest-- were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the three rate increases already implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                        SMALL CAP PORTFOLIO - Unaudited

Value stocks of the type owned by the Small Cap Portfolio, stocks of well-managed smaller companies with strong competitive positions and high cash flow, underperformed the rest of the stock market by a wide margin in 1999. Consequently, the Portfolio declined 1.8% during the year, compared with a 21.3% increase for the Russell 2000 Index with dividends included (the "Russell 2000"), a widely followed benchmark that includes smaller capitalization stocks. In the second half of the year, the Portfolio declined 5.2%, compared with an 11.0% increase in the Russell 2000.

During the year, investors bid up the share prices of technology companies, especially companies associated with e-commerce and the Internet, while ignoring the many opportunities we believe exist at this time in the small cap value sector. Unfortunately, small cap value was the worst performing sector of the market in 1999. Especially striking was the large difference in performance between the Russell 2000 Growth Index, which rose 43.1% during the year, and the Russell 2000 Value Index, which declined 1.5%. Growth stocks include those projected to have steady earnings increases, while value stocks include those that are believed to be significantly underpriced in relation to their inherent value. Performance differentials between value and growth issues, favoring one or the other, are common. However, the differential in 1999 was one of the most extreme in memory.

As value investors, we had a difficult time achieving positive returns in this environment. Nonetheless, we remain confident that the market will swing back to value stocks in time and that the Portfolio will deliver excellent long-term investment results with below-market risk. We continue to focus on investments in companies with high cash flow, strong competitive positions, solid balance sheets and favorable earnings prospects, in the belief that company fundamentals drive share prices over time. We seek to reduce risk and avoid surprises through in-depth knowledge of the companies we own.

For the three years ended December 31, 1999, the Portfolio's average annual total return of 3.0% compared with 13.1% for the Russell 2000. In the five years ended December 31, 1999, the Portfolio provided an average annual total return of 8.4%, compared with 16.7% for the Russell 2000. For the ten years ended December 31, 1999, the Portfolio's average annual total return of 11.1%* compared with 13.4% for the Russell 2000, and from its inception on August 1, 1988 through December 31, 1999 the Portfolio delivered an average annual total return of 11.5%* versus 13.1% for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

We continue to find many opportunities, across a range of industries, to purchase quality small cap businesses with strong fundamentals that we consider to be underpriced. New positions established in the fourth quarter include:

       . Alliant Techsystems--a defense company which generates a high level of free cash flow. Although the entire defense sector is down because of the problems of some large contractors, Alliant is in stable areas of defense spending and has a capable management team headed by a retired admiral who formerly commanded the Atlantic fleet. Our average purchase price was approximately $51 per share, or 7.3 times projected 2000 earnings of $7 per share. That price-earnings ratio is approximately one-quarter of the price-earnings ratio of the large cap S&P 500 Index, suggesting the significant values that exist in overlooked small caps at this time.

----------------
 * Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

       . Houghton Mifflin--the textbook publisher, is benefiting from a combination of demographics and internal investments. Not only are school enrollments increasing, but major state textbook adoptions are scheduled over the next three years in the company's areas of strength, including reading and languages. The company has been spending to develop new textbooks and will begin to harvest the results of those investments. In addition, it has made several acquisitions that are beginning to contribute to profitability.

       . Kaydon Corporation--designs, manufactures and sells custom-engineered products for the construction, oil, gas, aerospace and forestry industries. Earnings have suffered recently due to weakness in the company's end markets, but appear to be on the verge of rebounding. We believe the stock has the potential to rise significantly in the coming year .

       Other new positions during the fourth quarter included, Deltek Systems, International Home Foods, Teleflex and UCAR International. Positions that we sold in the quarter were Air Express International, M. A. Hanna, Spartech and Tetra Technologies.

       At December 31, 1999, the Portfolio's net assets were allocated 88.5% to common stocks and 11.5% to short-term investments, essentially unchanged from three months earlier. The Portfolio's five largest equity positions at December 31, 1999 were RenaissanceRe Holdings, a Bermuda-based insurance company, representing 4.4% of the Portfolio's net assets; Cambrex, which provides products and services to the pharmaceutical and biotechnology industries, 4.2% of net assets; Harman International Industries, which designs and manufactures audio products for the consumer, professional and original equipment markets, 3.7% of net assets; First Health Group, a leading national health benefit management company that serves employers with both group health and workers compensation services, 3.8% of net assets; and Dentsply International, which provides equipment and consumables to dentists, 3.6% of net assets.

       Major industry positions were: insurance, representing 10.1% of the Portfolio's net assets; healthcare, 8.5% of net assets; machinery and engineering, 7.3% of net assets; computers and computer services, 7.1% of net assets; and drugs and medical products, 7.0% of net assets.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                         December 31, 1999 - Unaudited


 Shares                                              Value
 ------                                           -----------

             COMMON STOCK -- 88.3%
             Aerospace -- 1.9%
   45,500    L 3 Communications Holding Corp.*..   $ 1,893,937
   32,800    Teleflex, Inc.*.                        1,027,050
                                                   -----------

                                                     2,920,987
                                                   -----------

             Business Services -- 1.0%
  152,100    Staff Leasing, Inc.*...............     1,444,950
                                                   -----------

             Chemicals -- 5.0%
  186,000    Cambrex Corp.......................     6,405,375
   69,700    McWhorter Technologies, Inc.*......     1,115,200
                                                   -----------

                                                     7,520,575
                                                   -----------

             Computers/Computer Services -- 7.1%
   54,100    Analysts International Corp.*......       676,250
   75,800    Policy Management System Corp.*....     1,937,638
   89,100    Shared Medical System Corp.........     4,538,531
  218,100    Wallace Computer Services, Inc.....     3,625,912
                                                   -----------

                                                    10,778,331
                                                   -----------

             Conglomerates -- 0.9%
   72,700    GP Strategies Corp.*...............       445,288
   56,100    Ruddick Corp.......................       869,550
                                                   -----------

                                                     1,314,838
                                                   -----------

             Data Processing -- 0.1%
   8,100     Deltek Systems, Inc.*..............       109,350
                                                   -----------

             Drugs & Medical Products -- 7.0%
  294,300    Amerisource Health Corp............     4,469,681
  233,300    Dentsply International, Inc........     5,511,713
   23,500    Vital Signs, Inc...................       537,562
                                                   -----------

                                                    10,518,956
                                                   -----------

             Electronics -- 6.2%
  145,700    Baldor Electronic, Co..............     2,640,812
  181,700    General Semiconductor, Inc.*.......     2,577,869
   92,900    Pioneer Standard Electronics, Inc..     1,341,244
   23,700    Technitrol, Inc....................     1,054,650
  102,700    UCAR International, Inc.*..........     1,829,344
                                                   -----------

                                                     9,443,919
                                                   -----------

             Energy -- 3.5%
  152,300    Cabot Oil & Gas Corp...............     2,446,319
  115,900    St. Mary Land & Exploration Co.....     2,868,525
                                                   -----------
                                                     5,314,844
                                                   -----------


                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

  Shares                                                Value
-----------                                          -----------

             COMMON STOCK -- (continued)
             Food Services -- 6.0%
  337,800    Del Monte Foods Co.*..................   $ 4,159,162
  130,100    Earthgrains Co.*......................     2,097,863
   48,400    International Home Foods, Inc.*.......       840,950
   77,500    Performance Food Group Co.*...........     1,889,062
                                                      -----------

                                                        8,987,037
                                                      -----------

             Health & Hospitals -- 8.5%
   49,100    American Medical Security Group, Inc.*       294,600
  150,200    Corvel Corp.*.........................     3,529,700
  206,100    First Health Group Corp.*.............     5,538,937
   92,600    Regis Corp.*..........................     1,747,825
   58,800    Trigon Healthcare, Inc.*..............     1,734,600
                                                      -----------

                                                       12,845,662
                                                      -----------

             Industrial Materials -- 5.3%
  394,900    MSC Industrial Direct Inc.*...........     5,232,425
   88,600    SPS Technologies, Inc.*...............     2,829,662
                                                      -----------

                                                        8,062,087
                                                      -----------

             Insurance -- 10.1%
   92,100    Annuity & Life Re Holdings Ltd........     2,406,112
   26,000    E.W. Blanch Holdings, Inc.............     1,592,500
  152,400    Horace Mann Educators Corp............     2,990,850
  101,145    Trenwick Group, Inc...................     1,713,143
  161,900    RenaissanceRe Holdings Ltd............     6,617,663
                                                      -----------

                                                       15,320,268
                                                      -----------

             Machinery/Engineering -- 7.3%
   92,255    Albany International Corp.............     1,429,951
   57,100    Flowserve Corp........................       970,700
   86,700    Kaydon Corp...........................     2,324,644
  175,300    Lindsay Manufacturing Co..............     3,199,225
  206,950    Tetra Tech, Inc.*.....................     3,181,856
                                                      -----------

                                                       11,106,376
                                                      -----------

             Manufacturing -- 5.2%
  357,100    BMC Industries, Inc...................     1,740,862
   41,000    Carlisle Cos., Inc....................     1,476,000
   12,200    H.B. Fuller Co........................       682,438
  153,400    Precision Castparts Corp..............     4,026,750
                                                      -----------

                                                        7,926,050
                                                      -----------

             Power/Utility -- 0.6%
   15,400    Eastern Enterprises...................       884,538
                                                      -----------

             Printing/Publishing -- 1.1%
   39,700    Houghton Mifflin Co...................     1,674,844
                                                      -----------

             Retail -- 2.4%
  158,000    Shopko Stores, Inc....................     3,634,000
                                                      -----------


                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                            (continued) - Unaudited

Shares                                                     Value
-------                                                --------------

             COMMON STOCK -- (continued)
             Technology -- 4.5%
   17,900    Alliant Techsystems, Inc................   $  1,115,394
  101,100    Harman International Industries, Inc....      5,674,238
                                                        ------------

                                                           6,789,632
                                                        ------------

             Textiles/Apparel -- 3.8%
   96,100    G & K Services, Inc.....................      3,111,238
  317,100    Paxar Corp.*............................      2,675,531
                                                        ------------

                                                           5,786,769
                                                        ------------

             Transportation -- 0.8%
  171,650    Interpool, Inc..........................      1,276,647
                                                        ------------

             Total Common Stock (cost - $136,813,766)    133,660,660
                                                        ------------

Principal
Amount
(000)
------

                     U.S. GOVERNMENT AGENCY NOTES -- 11.5%
$17,365  Federal Home Loan Bank Discount Notes,
          1.50%, 1/3/00 (cost - $17,363,553)......            17,363,553
                                                            ------------

         Total Investments (cost - $154,177,319)..   99.8%   151,024,213
         Other assets less liabilities............    0.2        265,666
                                                    -----   ------------

         Net Assets...............................  100.0%  $151,289,879
                                                    =====   ============

--------------
* Non-income producing security

See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1999 - Unaudited

Assets:
Investments, at value (cost - $154,177,319).........  $151,024,213
Cash................................................         4,783
Receivable for investments sold.....................       654,611
Receivable for shares of beneficial interest sold...       624,548
Dividends receivable................................        84,221
Prepaid expenses....................................           658
                                                      ------------

 Total Assets.......................................   152,393,034
                                                      ------------

Liabilities:
Payable for investments purchased...................       768,753
Payable for shares of beneficial interest redeemed..       256,855
Investment advisory fee payable.....................        19,427
Accrued expenses....................................        58,120
                                                      ------------

 Total Liabilities..................................     1,103,155
                                                      ------------

 Net Assets.........................................  $151,289,879
                                                      ============


Composition of Net Assets:
Par value ($.01 per share)..........................  $     67,188
Paid-in-capital in excess of par....................   159,417,037
Accumulated net investment income...................       917,410
Accumulated net realized loss on investments........    (5,958,650)
Net unrealized depreciation on investments..........    (3,153,106)
                                                      ------------

 Net Assets.........................................  $151,289,879
                                                      ============

Shares outstanding..................................     6,718,771
                                                         ---------
Net asset value per share...........................        $22.52
                                                            ======

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
               For the year ended December 31, 1999 - Unaudited


Investment Income:
 Dividends.........................................................  $ 1,255,696
 Interest..........................................................      998,014
                                                                     -----------

   Total investment income.........................................    2,253,710
                                                                     -----------

Expenses:
 Investment advisory fees..........................................    1,206,779
 Custodian fees....................................................       44,191
 Trustees' fees and expenses.......................................       19,304
 Reports to shareholders...........................................       18,992
 Transfer agent fees...............................................       13,916
 Audit and tax service fees........................................       13,893
 Legal fees........................................................        2,609
 Miscellaneous.....................................................       19,267
                                                                     -----------

   Total expenses..................................................    1,338,951
   Less: expense offset............................................       (2,660)
                                                                     -----------

    Net expenses...................................................    1,336,291
                                                                     -----------

    Net investment income..........................................      917,419
                                                                     -----------

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments...................................   (4,521,338)
Net change in unrealized appreciation/depreciation on investments..      723,406
                                                                     -----------
 Net realized and unrealized loss on investments...................   (3,797,932)
                                                                     -----------

Net decrease in net assets resulting from operations...............  $(2,880,513)
                                                                     ===========


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                Year ended December 31,
                                                                                -----------------------
                                                                                 1999 (Unaudited)  1998
                                                                                 ----------------------
Operations:
Net investment income.......................................................  $    917,419   $    978,619
Net realized loss on investments............................................    (4,521,338)    (1,428,318)
Net change in unrealized appreciation/depreciation on investments...........       723,406    (13,507,408)
                                                                              ------------   ------------

 Net decrease in net assets resulting from operations.......................    (2,880,513)   (13,957,107)
                                                                              ------------   ------------

Dividends and Distributions to Shareholders from:

Net investment income.......................................................      (978,624)      (397,659)
Net realized gains..........................................................            --     (4,342,119)
                                                                              ------------   ------------

 Total dividends and distributions to shareholders..........................      (978,624)    (4,739,778)
                                                                              ------------   ------------

Share Transactions:

Net proceeds from the sale of shares........................................    45,603,776     75,017,090
Reinvestment of dividends and distributions.................................       978,624      4,739,778
Cost of shares redeemed.....................................................   (46,939,318)   (16,118,555)
                                                                              ------------   ------------

 Net increase (decrease) in net assets from share transactions..............      (356,918)    63,638,313
                                                                              ------------   ------------

   Total increase (decrease) in net assets..................................    (4,216,055)    44,941,428

Net Assets:

Beginning of year...........................................................   155,505,934    110,564,506
                                                                              ------------   ------------

End of year (including undistributed net investment income of $917,409 and
 $978,615, respectively)....................................................  $151,289,879   $155,505,934
                                                                              ============   ============


Shares Issued and Redeemed:

Issued......................................................................     2,052,691      3,039,039
Issued in reinvestment of dividends and distributions.......................        47,049        177,254
Redeemed....................................................................    (2,112,375)      (677,160)
                                                                              ------------   ------------

 Net increase (decrease)....................................................       (12,635)     2,539,133
                                                                              ============   ============

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year (1999 Unaudited):

                                                                    Year ended December 31,
                                                             ---------------------------------------
                                                             1999     1998     1997     1996     1995
                                                             ------  -------  ------ -------   ------
Net asset value, beginning of year........................  $23.10   $26.37   $22.61   $19.91   $17.38
Income from Investment Operations:
 Net investment income....................................    0.14     0.14     0.08     0.14     0.26
 Net realized and unrealized gain (loss) on investments...   (0.57)   (2.38)    4.73     3.45     2.37
                                                            ------   ------   ------   ------   ------

  Total income (loss) from investment operations..........   (0.43)   (2.24)    4.81     3.59     2.63
                                                            ------   ------   ------   ------   ------

Dividends and Distributions to Shareholders from:
 Net investment income....................................   (0.15)   (0.09)   (0.13)   (0.25)   (0.05)
 Net realized gains.......................................      --    (0.94)   (0.92)   (0.64)   (0.05)
                                                            ------   ------   ------   ------   ------

  Total dividends and distributions to shareholders.......   (0.15)   (1.03)   (1.05)   (0.89)   (0.10)
                                                            ------   ------   ------   ------   ------

Net asset value, end of year..............................  $22.52   $23.10   $26.37   $22.61   $19.91
                                                            ======   ======   ======   ======   ======
Total Return (1).                                            (1.8)%   (9.0)%   22.2%    18.7%    15.2%
                                                            =====    =====    =====    =====    =====

Ratios/Supplemental data:
Net assets, end of year (000's).......................   $151,289   $155,506   $110,565   $34,257      $16,004
Ratio of expenses to average net assets (2)...........       0.89%      0.88%      0.97%     0.93%(3)     0.74%(3)
Ratio of net investment income to average net assets..       0.61%      0.72%      0.64%     1.03%(3)     1.75%(3)
Portfolio Turnover....................................         99%        51%        68%       50%          69%

(1) Assumes reinvestment of all dividends and distributions.


(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 - Unaudited

(1) Organization and Significant Accounting Policies

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

 (A) Valuation of Investments

 Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

 (B) Federal Income Taxes

 It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

 (C) Investment Transactions and Other Income

 Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

 (D) Dividends and Distributions

 Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (concluded) - Unaudited

 (1) Organization and Significant Accounting Policies--(concluded)

 (E) Allocation of Expenses

 Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

 (F) Use of Estimates

 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 (G) Expense Offset

 The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balanaces earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

 (H) Trustees' Retirement Plan

 The trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $14,914 in connection with the Plan.

 (2) Investment Advisory Fee

 The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive a portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

 (3) Investments in Securities

 For federal income tax purposes, the cost of securities owned at December 31, 1999 was $154,177,319. Accordingly, net unrealized depreciation of investments of $3,153,106 was comprised of gross appreciation of $13,775,516 for those investments having an excess of value over cost and gross depreciation of $16,928,522 for those investments having an excess of cost over value.

 For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $137,433,931 and $135,775,762, respectively.

 At December 31, 1999, the Portfolio had a capital loss carryforward of 5,803,721 ($1,282,383 of which will expire in 2006 and $4,521,318 which will expire in 2007) available as a reduction, to the extend provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2007. To the extent that these losses are used to offset future realized capital gains , such gains will not be distributed.

 (4) Acquisition of Investment Adviser

 On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company , to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                            (concluded) - Unaudited

(4) Acquisition of Investment Adviser--(concluded)

consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

For investors who want more information about the Portfolios, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

Upon payment of a duplicating fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009

Telephone:  1-800-SEC-0330

Free from the Commission's Internet website at http://www.sec.gov.

(Investment Company Act file no. 811-8512)




OCC Accumulation Trust

Equity Portfolio

Blended Equity Portfolio

Large Cap Growth Portfolio

Small Cap Growth Portfolio

Target Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Innovation Portfolio

Global Equity Portfolio

Managed Portfolio

Balanced Portfolio

U.S. Government Income Portfolio

                       Statement of Additional Information

OCC Accumulation Trust

Equity Portfolio
Blended Equity Portfolio
Large Cap Growth Portfolio
Small Cap Growth Portfolio
Target Portfolio
Mid Cap Portfolio
Small Cap Portfolio
Innovation Portfolio
Global Equity Portfolio
Managed Portfolio
Balanced Portfolio
U.S. Government Income Portfolio

1345 Avenue of the Americas
New York, NY  10105


     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated _________, 2000 (the "Prospectus") of OCC Accumulation Trust (the "Fund"). Contract owners can obtain copies of the Fund Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.





           The date of this Additional Statement is ___________, 2000.

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----
Investment of Assets..........................................

Investment Restrictions.......................................

Trustees and Officers.........................................

Control Persons...............................................

Investment Management and Other Services......................

Determination of Net Asset Value..............................

Dividends, Distribution and Taxes.............................

Portfolio Yield and Total Return Information..................

Additional Information........................................

Financial Statements..........................................     A-1

                              INVESTMENT OF ASSETS

     The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

     Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Some obligations issued or guaranteed by U.S. government agencies or Instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     Collateralized Mortgage Obligations. In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in collateralized mortgage obligations which are of high quality, as determined by the Board of Trustees.

     Commercial Mortgage-Backed Securities ("CMBS"). Each of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

     Stripped Mortgage-Backed Securities ("SMBs"). Each of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may invest in SMBs. SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

     Asset-Backed Securities. Each of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks. Some asset-backed securities may be subject to the prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

     Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

     Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Manager") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     Lower Rated Bonds. Each Portfolio (except the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios) may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "junk bonds." The Balanced Portfolio may invest up to 25% of its assets in junk bonds. Securities rated less than Baa by Moody's or BBB- by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     Dollar Rolls. The U.S. Government Income Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

     The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     Portfolio Securities Loans. The Fund on behalf of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio's potential return, it will also increase the Portfolio's potential for loss.

     A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day's notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of securities.

     Repurchase Agreements. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio's purchase price, with the difference being income to the Portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty's obligations, valued daily. Collateral is held by the Fund's custodian for the benefit of the Portfolio.

     Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     To minimize the risk of counterparty default, the investment manager reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

     Reverse Repurchase Agreements. The Fund on behalf of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio's sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Repurchase agreements are considered to be a form of, and are subject to the Fund's restrictions on, borrowing.

         Hedging. As stated in the Prospectus, the Blended Equity, Large Cap Growth, Small Cap Growth, Target, Innovation, Global Equity, Managed, Balanced, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

     Financial Futures. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Innovation and Global Equity Portfolios may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

     Information on Puts and Calls. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Balanced, Managed, Small Cap, Innovation and Equity Portfolios may write calls on individual securities. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Managed, Innovation, Balanced and Global Equity Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest. When a portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the portfolio forgoes any possible profit from an increase in market price over the exercise price. A portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the portfolio retains the underlying security and the premium received. If, due to a lack of a market, a portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the portfolio's entering into a closing purchase transaction.

     When a portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the portfolio's obligation as a put writer continues, the portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the portfolio to purchase the underlying security at the exercise price. A portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the portfolio. The portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a portfolio may cause the portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the portfolio's control, holding a put might cause a portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     Options on Futures. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Global Equity, Balanced, Managed, Mid Cap, Small Cap, Innovation and Equity Portfolios may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's holdings against the risk of a decline in securities prices.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Stock Index Futures and Related Options. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio's securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     Regulatory Aspects of Hedging Instruments. Transactions in options by a portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a portfolio sells a future, the Fund, on behalf of the portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Fund and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets.

Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     Tax Aspects of Hedging Instruments. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

         It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

     Possible Risk Factors in Hedging. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Manager's investment judgment about the general direction of securities prices is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

     Also, when a portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     Investment in Foreign Securities. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Target, Balanced, Mid Cap, Small Cap, Innovation and Managed Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. Except for the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios, there is no limit on the amount of such foreign securities that a Portfolio might acquire. Each of the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may invest up to 15% of its assets in foreign securities.

     The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorable or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

     Investments in Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those counties may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. OpCap Advisors will consider these factors when evaluating securities in these markets.

     Foreign Currency Transactions. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Global Equity, Balanced, Equity, Mid Cap, Small Cap, Innovation and Managed Portfolios do not intend to speculate in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Blended Equity, Large Cap Growth, Small Cap Growth, Target, Global Equity, Balanced, Mid Cap, Equity, Small Cap, Innovation and Managed Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. Such Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund's custodian bank will place cash, U.S. Government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

     The Global Equity Portfolio may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code
Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

     Foreign Custody. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the U.S. will be held by the Fund's sub-custodians who will be approved by the trustees or by the trustees' delegate in accordance with such Rules. The trustees or their delegate will determine that the Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian.

However, no assurances can be given that the trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     Convertible Securities. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     Foreign and Domestic Security Selection Process. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Manager. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

         Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

     .    Have more limited product lines and capital resources

     .    Have less established markets for their products

     . Have earnings that are more sensitive to changes in the economy, competition and technology

     .    Be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may:

     . Be more volatile, particularly in response to company announcements or industry events

     .    Have less active trading markets

     . Be harder to sell at the time and prices that the adviser considers appropriate.

     When-Issued, Delayed Delivery and Forward Commitment Securities. The Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the

Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as 'when issued', 'delayed delivery' or 'forward commitment' securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio's purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

     Investment in Other Investment Companies. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a portfolio is acquiring securities of an investment company in the same group of investment companies, the portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     Passive Foreign Investment Company Income. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. The restrictions in 1, 2, and 3 do not apply to U.S. Government securities.

     Additional Restrictions Applicable to All Portfolios. Each Portfolio of the Fund may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Except for the Small Cap Growth and Innovation Portfolios, invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     5. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     6. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

     8. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

     9. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

     10. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

     11. Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

     12. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.

     14. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     15. Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in the Prospectus or this Additional Statement from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

     Restrictions Applicable to the Equity, Mid Cap, Managed, Global Equity, Balanced and Small Cap Portfolios Only. Each of the above Portfolios may not:

     1. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.

     Restrictions Applicable to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios Only. Each of the above Portfolios may not:

     1. Invest more than 15 percent of its total assets in securities the disposition of which is restricted under the federal securities laws (excluding securities offered and sold under Rule 144A of the Securities Act of 1933 (the "1933 Act") and commercial paper offered and sold under Section 4(2) of the 1933
Act), OTC Options and initial offerings and private offerings of SMBs.

     2. Engage in short sales of securities or maintain a short position for the account of a Portfolio unless the Portfolio owns an equal amount of the securities or owns the right to acquire securities of the same issue as the securities sold short without the payment of further consideration.

     3. With respect to 75% of a Portfolio's total assets, invest more than 5% of the assets in the securities of any one issuer (This limitation does not apply to bank certificates of deposit or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.).

     4. Write (sell) or purchase options except that each Portfolio may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions for those options, and (b) purchase put and call options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments, provided that the premiums paid by each Portfolio on all outstanding options it has purchased do not exceed 5% of its total assets. Each Portfolio may enter into closing sale transactions for options it purchased.


                              TRUSTEES AND OFFICERS

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of both OpCap Advisors and PIMCO Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The address of each is 1345 Avenue of the Americas, New York, New York 10105, except as noted. As of March 31, 1999, the trustees and officers of the Fund as a group owned none of its outstanding shares.

Joseph M. La Motta, Chairman of the Board of Trustees and President*
Age:     66
Chairman Emeritus of Oppenheimer Capital, a registered investment adviser; Chairman of the Board and President of OCC Cash Reserves, Inc., an open-end investment company; Chairman of the Board of Oppenheimer Capital Trust Company, a New York trust company.

Paul Y. Clinton, Trustee
39 Blossom Avenue
Osterville, Massachusetts  02655
Age:     67
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money-market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, and OCC Cash Reserves, Inc.; Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.

Thomas W. Courtney, C.F.A., Trustee
833 Wyndemere Way
Naples, Florida  34105
Age:     65
Principal of Courtney Associates, Inc., a venture capital business; former General Partner of Trivest Venture Fund; former President of Federated Investment Counseling, Inc.; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., and Trustee of Oppenheimer Quest for Value Funds, Cash Assets Trust, Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, each of which is an open-end investment company; former Director of The Financial Analysts Federation.

Lacy B. Herrmann, Trustee
380 Madison Avenue, Suite 2300
New York, New York 10017
Age:     69
Chairman of the Board and Chief Executive Officer of Aquila Management Corporation (since 1984) and Chairman of the Board of Trustees and President of seven single state tax exempt bond funds, five money market funds and two equity funds in the Aquila fund complex; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of the funds in the Aquila fund complex; Director, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., Trustee of Oppenheimer Quest for Value Funds, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of the Hopkins School since 1993.

Brian Shlissel, Treasurer
Age:     35
Vice President of Oppenheimer Capital since July 1999; Vice President of Mitchell Hutchins Asset Management, Inc. from 1993 to 1999. Assistant Treasurer of OCC Cash Reserves, Inc., Municipal Advantage Fund, Inc., and the Central European Value Fund since August 1999. Treasurer and Secretary Jardene Fleming India Fund from 1997 to 1999. Assistant Treasurer of PaineWebber PACE Select Advisors Trust from 1998 to 1999.

Mark Degenhart, Vice President and Portfolio Manager
Age:     35
Vice President of Oppenheimer Capital since January 1999; previously, Director of Research and Portfolio Manager of Palisades Capital Management, which he joined in 1993.

Bernard H. Garil, Vice President
Age:     58
Managing Director of Oppenheimer Capital; President of Municipal Advantage Fund Inc. and Executive Vice-President of The Central European Value Fund.

Richard Glasebrook, Vice President and Portfolio Manager
Age:     50
Managing Director, Oppenheimer Capital; formerly Partner and Portfolio Manager of Delafield Asset Management.

Louis Goldstein, Vice President and Portfolio Manager
Age:     38
Senior Vice President, Oppenheimer Capital since 1998, joined Oppenheimer Capital as Vice President and security analyst in 1991.

Alan Gutmann, Vice President and Portfolio Manager
Age:     38
Senior Vice President and Equity Portfolio Manager, Oppenheimer Capital; joined Oppenheimer Capital in 1991 as a Security Analyst.

Vikki Hanges, Vice President & Portfolio Manager
Age:     39
Senior Vice President, Oppenheimer Capital since 1998; Vice President from 1992; Assistant Vice President, 1987-1992.

Elliot Weiss, Secretary
Age:     37
Vice President of OpCap Advisors since March 1996; Vice President of Oppenheimer Capital from 1995 to 1996; Assistant Vice President of Oppenheimer Capital from 1991 to 1995. Secretary of the Municipal Advantage Fund Inc. and OCC Cash Reserves, Inc. and Assistant Secretary of The Central European Value Fund, Inc. since 1999.

Timothy McCormack, Vice President & Portfolio Manager
Age:     34
Senior Vice President, Oppenheimer Capital since 1998 and Vice President since 1995; joined Oppenheimer Capital in 1994.

James Sheldon, Vice President and Portfolio Manager
Age:     46
Senior Vice President of Oppenheimer Capital since February 1998; General Partner of Omega Advisers, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International Portfolio Manager at Lazard Freres Asset Management from December 1992 to August 1996.

Maria Camacho, Assistant Secretary since 1999
Age:     46
Vice President of Oppenheimer Capital since 1997. Assistant Vice President from 1994-1997 and Registrations Department Administrator with Oppenheimer Capital.


     Remuneration of Officers and Trustees. No officer of the Fund will receive a salary or fee from the Fund. The following ta ble sets forth the aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended December 31, 1998 and the aggregate compensation paid to each of the Trustees by OCC Cash Reserves, Inc., a fund managed by OpCap Advisors, and by six funds for which OpCap Advisors serves as sub-adviser during each such fund's 1998 fiscal year.

------------------------------------------------------------------------------------------------------------------------
                                             For the Year ended December 31, 1999
------------------------- -------------------- ---------------------- ------------------------ -------------------------
                                                            Pension or                           Total Compensation
                                                            Retirement                           from the Fund, OCC Cash
                                         Aggregate          Benefits          Estimated Annual   Reserves and Six
Name of Trustee                        Compensation         Accrued as Part   Benefits upon      Oppenheimer
of the Fund                            from the Fund        of Fund Expenses  Retirement         Quest Funds
--------------------------------       ------------- ------------------------ ------------------------------------------
Paul Clinton                              $ 32,438          $ 23,827                 0          $114,523
--------------------------------          --------          --------          --------          --------
Thomas Courtney                           $ 32,438          $ 23,827                 0          $114,523
--------------------------------          --------          --------          --------          --------
Lacy Herrmann                             $ 32,038          $ 23,827                 0          $113,623
--------------------------------          --------          --------          --------          --------
Joseph La Motta                                  0                 0                 0                 0
--------------------------------          --------          --------          --------          --------

     On October 19, 1998 the Fund adopted a retirement plan (to become effective January 1, 1999) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

                                 CONTROL PERSONS

     As of December 31, 1999, shares of the Portfolios were held by Oppenheimer Capital and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each Portfolio's total outstanding shares.

           Portfolio Shareholders of Record as of December 31, 1999/1/

------------------------------------------------------------------------------------------------------------------------------------
                                                        Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Shareholders                    U.S. Govt.      Global       Equity         Small Cap         Managed         Mid          Balanced
                                  Income        Equity                                                       Cap
------------------------------------------------------------------------------------------------------------------------------------
The Mutual Life Insurance         10.87%,                     3.22%,           1.41%,            3.71%,
Company of New York (New    106,786.251                 60,470.577       94,706.587       684,217.255
York, NY) & The MONY Life        Shares                     Shares           Shares            Shares
Insurance Company of
America
1740 Broadway
NY, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
Provident Mutual Life                                         36.58%,         10.33%,            7.14%,
Insurance Company &                                     686,972.406     693,829.502     1,315,887.026
Provident Mutual Life and                                    Shares          Shares            Shares
Annuity Company of America
1600 Market St
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life                                        .37%,          4.45%,            2.70%,
Insurance Company & CIGNA                                 6,883.065     298,978.079       496,719.652
Life Insurance Company                                       shares           Shares         Shares
350 Church Street
MLW 1, 12th Flr
Hartford, CT 06103-1106
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Providian Life and Health
Insurance
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Company
400 West Market Street,
Louisville, KY 40202
---------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life          72.28%,                       3.05%,          1.81%,          1.68%,
Insurance Company and       710,185.896                   57,209.024     121,748.133     310,411.283
American Centurion Life          Shares                       Shares          Shares          Shares
Insurance Company
80 South Eighth Street,
Minneapolis, MN 55402
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital                                                                                             22.13%,
1345 Avenue of the                                                                                        103,390.456
Americas,  New York,                                                                                           Shares
NY 10105
---------------------------------------------------------------------------------------------------------------------------------
IL Annuity and Insurance                                                        2.69%,          2.71%,
Company 2960 North Meridian                                              180,685.460     499,956.962
Street, Indianapolis,                                                         Shares          Shares
IN 46208
---------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance                                                          57.32%,          59.55%,
Company of New Jersey  and                                            3,849,707.173   10,976,784.582
PRUCO Life Insurance                                                         Shares           Shares
Company 751 Broad Street,
Newark, NJ 07102
---------------------------------------------------------------------------------------------------------------------------------
Transamerica                                                                    0.93%,          0.68%,
Transamerica Center 1150                                                  62,746.238     124,722.204
Olive Street, Los Angeles,                                                    Shares          Shares
CA 90015
---------------------------------------------------------------------------------------------------------------------------------
ReliaStar Life Insurance                         4.34%,         8.36%,          5.28%,          3.08%,
Company                                   113,785.414    156,861.280     355,082.973     566,947.221
20 Washington Avenue South,                    Shares         Shares          Shares          Shares
Route 1237, Minneapolis,
MN 55401
---------------------------------------------------------------------------------------------------------------------------------
Aegon                             16.85%,                                       4.85%,          1.94%,
                            165,600.540                                  326,161.499     357,294.988
                                 Shares                                       Shares          Shares

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.)                                       17.69%,          1.87%,          0.31%,       77.87%,
Copley Place, Suite 200,                                  332,077.646     125,841.935      56,784.085   360,280.293
Boston, MA 02117                                               Shares          Shares          Shares        Shares
---------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                     25.90%,
One Tower Square,                                         486,298.334
Hartford, CT 06183                                             Shares
---------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Insurance                            93.03%,                        7.25%,         10.22%,
Company                                   2,438,249.791                   487,402.714   1,883,187.082
 300 South Clinton Street                        Shares                        Shares          Shares
Fort Wayne, IN 46802
---------------------------------------------------------------------------------------------------------------------------------

/1/ This chart lists all Variable Account shareholders of record of the Portfolios as of December 31, 1999, and all holdings of shares of the Portfolios by Oppenheimer Capital, the parent of the Manager. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of December 31, 1999.

     Shares of the Mid Cap Portfolio were acquired by Oppenheimer Capital to provide capital for the Portfolio so that the Manager could commence a meaningful investment program for the Portfolios, pending the acquisition of shares of the Portfolios by Variable Accounts. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractowners. Under certain circumstances however, the insurance companies, on behalf of their respective Variable Accounts, may disregard voting instructions received from Contractowners. The shares held by Oppenheimer Capital will be voted in the same proportions as those voted by the insurance companies which are held in their respective Variable Accounts. Any shareholder of record listed in the above chart beneficially owning more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio by virtue of the definitions contained in the 1940 Act. The vote of such shareholder of record could have a more significant effect on matters presented to shareholders for approval than the votes of the Fund's other shareholders.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     The Investment Adviser. OpCap Advisors acts as investment adviser to the Portfolios of the Fund. The PIMCO Equity Advisers Division of PIMCO Advisors L.P. ("PIMCO Advisors") acts as investment sub-adviser to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios. PIMCO Advisors L.P. ("PIMCO") acts as investment sub-advisors to the Managed Portfolio.


     OpCap Advisors, the investment adviser to the Fund (the "Manager"), is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO, also a registered investment adviser. The general partners of PIMCO are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

     The Advisory Agreements. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The OpCap Advisory Agreement was amended on February 1, 1998 to provide that OpCap Advisors will limit total operating expenses of the Equity, Mid Cap, Small Cap, Global Equity, Managed, Balanced and U.S. Government Income Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Adviser will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets.

     PIMCO Equity Advisors provides investment advisory and management services to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisers dated February 1, 2000. PIMCO provides similar services to the Managed Portfolio of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisers dated February 1, 2000.

     Under the OpCap Advisory Agreement and the Sub-Advisory Agreements, each Adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund it manages with respect to investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Portfolios it manages and the portion, if any, of the assets of the Portfolio to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.

         The OpCap Advisory Agreement also requires OpCap Advisors to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials.

     Expenses not expressly assumed by OpCap Advisors under the Advisory Agreement or by OCC Distributors (the "Distributor") are paid by the Fund. The OpCap Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Distributor is located at 1345 Avenue of the Americas, New York, New York 10105 and serves as the general distributor for the Fund pursuant to a General Distributors Agreement dated November 5, 1997. Frank Poli, Secretary and Vice President of the Fund, is a Principal of the Distributor. Richard M. Weil, Managing Director of the Fund, is also Managing Director of the Distributor. Lawrence K. Becker, Treasurer of the Fund, is also Treasurer of the Distributor.

     The Distributor acts as the exclusive agent for the sale of Fund shares in a continuous public offering. Shares of the Fund are sold by the Distributor at net asset value. The Distributor does not receive any compensation from the Fund for acting as the Fund's general distributor.

     For the fiscal year ended December 31, 1997, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income and Global Equity Portfolios were $199,896, $2,321,835, $498,382, $35,757 and
$184,504, respectively, of which $8,028 and $2,537 was waived by the Adviser with respect to the U.S. Government Income Portfolio, and the Global Equity Portfolio, respectively. For the fiscal year ended December 31, 1998, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity and Mid Cap Portfolios were $291,218, $5,140,492,

$1,089,755, $49,774, $247,144 and $9,473, respectively, of which $16,027, and
$9,473 was waived by the Adviser with respect to the U.S. Government Income Portfolio and the Mid Cap Portfolio. For the fiscal year ended December 31, 1999, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, Balanced, U.S. Government Income, Global Equity and Mid Cap Portfolios were $498,512, $6,116,104, $1,206,779, $0, $63,217, $302,528 and $27,810,
respectively, of which $24,246 was waived by the Adviser with respect to the Mid Cap Portfolio.

     The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios is at the annual rate of .80% on the first $400 million of average daily net assets, .75% on the next $400 million of average daily net assets and .70% of average daily net assets in excess of $800 million. With regard to the Managed portfolio, OpCap Advisors pays PIMCO a fee equal to .25% of the average daily net assets of the Portfolio on an annual basis. OpCap Advisors pays PIMCO Advisors fees at the annual rate of .40% of the first $400 million of average net assets, .375% on the next $400 million of average net assets and .35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth, Target and Innovation Portfolios for investment advisory services PIMCO Advisors renders to those Portfolios. The advisory fee for the U.S. Government Income Portfolio is at the annual rate of
 .60% of average daily net assets.

     The Advisory Agreement and each Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser or Sub-Adviser, as applicable, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreements permit the Advisers to act as investment adviser for any other person, firm, or corporation.

     Portfolio Transactions. Portfolio decisions are based upon recommendations of the Adviser, the sub-advisors and the judgment of the portfolio managers. As most, if not all, purchases made by the U.S. Government Income Portfolio will be principal transactions at net prices, the Portfolio pays no brokerage commissions; however prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Adviser and sub-advisers; information received in connection with directed orders of other accounts managed by the Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Adviser and the sub-adviser, to make available additional views for consideration and comparison, and to enable the Adviser and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 1999, the aggregate dollar amount in such transactions was $83,421,335 with related Commissions of $173,551 For the year ended December 31, 1998, the aggregate dollar amount involved in such transactions was $68,855,295 with related commissions of $100,584.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund may execute brokerage transactions through CIBC Oppenheimer Corp., Inc. ("CIBC Oppenheimer"), which prior to the consummation of the acquisition by PIMCO Advisors of Oppenheimer Capital and OpCap Advisors on November 4, 1997, was an affiliated broker-dealer.

         The following table presents information as to the allocation of brokerage commissions paid to CIBC Oppenheimer by the Equity, Global Equity, Managed, and Small Cap Portfolios for the year ended December 31, 1997.

------------------- ----------------------
Portfolio              Total Brokerage
                       Commission Paid
------------------- ----------------------
                            1997
------------------- ----------------------
Equity                 $21,025
------------------- ----------------------
Managed                224,795
------------------- ----------------------
Small Cap              213,701
------------------- ----------------------
Global Equity           49,976
------------------- ----------------------

-------------------- ------------------------------
     Portfolio           Brokerage Commission
                       Paid to CIBC Oppenheimer
-------------------- ------------------------------
                         1997            1997
-------------------- -------------- ---------------
-------------------- -------------- ---------------
Equity                  $5,221           24.8
-------------------- -------------- ---------------
Managed                 82,229           36.6
-------------------- -------------- ---------------
Small Cap               76,787           35.9
-------------------- -------------- ---------------
Global Equity            4,675            9.4
-------------------- -------------- ---------------
------------------- ---------------------------------------
    Portfolio             Total Amount of Transactions
                      Where Brokerage Commissions Paid to
                               CIBC Oppenheimer
------------------- ---------------------------------------
                         1997                 1997
------------------- ---------------- ----------------------
Equity                $4,578,999              32.9
------------------- ---------------- ----------------------
Managed               78,122,478              36.2
------------------- ---------------- ----------------------
Small Cap             32,932,369              38.1
------------------- ---------------- ----------------------
Global Equity          5,840,385              27.0
------------------- ---------------- ----------------------

/1/ The Fund did not effect principal transactions with CIBC Oppenheimer while it was an affiliated broker-dealer. When the Fund effects principal transactions with other broker-dealers commissions are imputed.

The Adviser, the sub-advisers and Oppenheimer Capital currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Adviser and each sub-adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Adviser, a sub-adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts ("Variable Contracts"). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company's variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Fund's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther

King's Birthday, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio's net asset value per share determined after receipt of the order for purchase or redemption.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The service selected by the Manager creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees' procedures. Short-term (having a remaining maturity of more than sixty days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

     Capital Gains and Losses. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

     Sources of Gross Income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

     Diversification of Assets. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer,do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Portfolio's assets may be invested in securities (other than U.S. Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.


                  PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

     The performance information shown below reflects deductions for all charges, expenses and fees of the Fund but does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Yield information may be useful to investors in reviewing the Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured; its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held, and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

               Yield for 30-day Period ended December 31, 1999 for U.S. Government Income Portfolio of OCC Accumulation Trust

                                                 Yield

     U.S. Government Income Portfolio            5.38%


     Current yield is calculated according to the following formula:
                                x
                     YIELD = 2(--- + 1)/6/ - 1
                                cd
Where:

     x = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d  = the maximum offering price per share on the last day of the period.


     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     A Portfolio's average annual total return represents an annualization of the Portfolio's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Portfolio (other than the Money Market Portfolio):

                                P (1 + T)/N/ = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indices including but not limited to the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) World Index and the Lehman Brothers US Government Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

    Average Annual Total Return of Equity, Mid Cap, Managed, Small Cap, U.S. Government Income and Global Equity Portfolios of OCC Accumulation Trust/1/,/2/

                                     For the one year period      For the five year period         For the period from
                                              ended                        ended                      inception to
Portfolio                               December 31, 1999            December 31, 1999             December 31, 1999/*/
---------                            -----------------------      -------------------------        ------------------

Equity                                        2.54%                        19.98%                        15.66%
Mid Cap                                      21.63%                         N/A                          9.96%
Managed                                       5.00%                        19.69%                        17.70%
Small Cap                                    (1.83)%                       8.35%                         11.48%
U.S. Government Income                       (1.88)%                         N/A                         5.78%
Global Equity                                26.53%                          N/A                         18.06%

     /1/ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     /2/ Reflects waiver of all or a portion of the advisory fees and the assumption of other expenses for certain Portfolios by the Manager. Without such waivers and assumptions, the average annual total return during the periods would have been lower.

     /*/ Inception date of the Global Equity Portfolio is March 1, 1995; the inception date of the U.S. Government Income Portfolio is January 3, 1995; the inception date of the Mid Cap Portfolio is February 9, 1998 and the inception date of the Balanced Portfolio is May 1, 1999. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

                             ADDITIONAL INFORMATION

     Description of the Trust. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust and then to OCC Accumulation Trust. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon.

Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     Distribution Agreement. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services.

Item 23  Exhibits:
------------------

          (a) (1) Declaration of Trust - Previously filed with Post-Effective Amendment No. 3.

          (a) (2) Amendment to Declaration of Trust dated September 1, 1994 - Previously filed with Post Effective Amendment No. 3.

          (a) (3) Amendment to Declaration of Trust dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 3.

          (a) (4) Amendment to Declaration of Trust dated April 22, 1996 - Previously filed with Post-Effective Amendment No. 2.

          (b) By-Laws of Registrant - Previously filed with Post-Effective Amendment No. 3.

          (c)     Articles VI, VIII, IX and X of the Declaration of Trust and
                  Article III of the Bylaws - Previously filed with Post Effective Amendment No. 10.

          (d)(1) Investment Advisory Agreement with OpCap Advisors. Previously filed with Post-Effective Amendment No. 8.

          (d)(2) Investment Sub-Advisory Agreement between PIMCO Equity Advisors and OpCap Advisors.

          (d)(3) Investment Sub-Advisory Agreement between PIMCO and OpCap Advisors.

          (e) Distribution Agreement. - Previously filed with Post-Effective Amendment No. 8.

          (f) Retirement Plan for Non-Interested Trustees or Directors - Previously filed with Post-Effective Amendment No. 9.

          (g) Custody Agreement - Previously filed with Post-Effective Amendment No. 3.

          (h)(1) Participation Agreement for American Enterprise Life Insurance Company - Previously filed with Post-Effective Amendment
                  No. 3.

          (h)(2) Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company - Previously filed with Post-Effective Amendment No. 8.

          (h)(3) Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 - Previously filed with Post-Effective Amendment No. 3.

          (h)(4) Participation Agreement for IL Annuity and Insurance Company-Previously filed with Post-Effective Amendment No. 2.

          (h)(5) Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

          (h)(6) Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 - Previously filed with Post-Effective Amendment No. 3.

          (h)(7) Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated 4/23/97 - Previously filed with Post-Effective Amendment No. 5.

          (h)(8)  Participation Agreement for Providentmutual Life dated
                  9/16/94 -Previously filed with Post-Effective Amendment No. 4.

          (h)(9) Participation Agreement for PRUCO Life Insurance Company of Arizona dated 7/1/96 - Previously filed with Post-Effective Amendment No. 4.

          (h)(10) Participation Agreement for PRUCO Life Insurance Company of New Jersey dated 1/1/97 - Previously filed with Post-Effective Amendment No. 4.

          (h)(11) Participation Agreement for Prudential Insurance Company of America -Previously filed with Post-Effective Amendment No. 4.

          (h)(12) Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

          (h)(13) Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h)(14) Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h)(15) Participation Agreement for Northern Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h)(16) Participation Agreement for American Centurion Life Insurance Assurance Company - Previously filed with Post-Effective Amendment No. 7.

          (h)(17) Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 - Previously filed with Post-Effective Amendment No. 8.

          (h)(18) Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h)(19) Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h)(20) Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h)(21) Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995 - Previously filed with Post-Effective Amendment No. 9.

          (h)(22) Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998 -Previously filed with Post-Effective Amendment No. 9.

          (h)(23) Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996 - Previously filed with Post-Effective Amendment No. 9.

          (h)(24) Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 9.

          (h)(25) Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Life Insurance Company) - Previously filed with Post-Effective Amendment No. 9.

          (h)(26) Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company- Previously filed with Post-Effective Amendment No. 9.

          (h)(27) Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.)- Previously filed with Post-Effective Amendment No. 9.

          (h)(28) Participation Agreement for Travelers Insurance Company dated May 1, 1998 - Previously filed with Post-Effective Amendment No. 9.

          (h)(29) Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company - Previously filed with Post-Effective Amendment No. 10.

          (h)(30) Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company - Previously filed with Post-Effective Amendment No. 10.

          (h)(31) Participation Agreement dated September 30, 1999 with Lincoln Benefit Life Company - Previously filed with Post-Effective Amendment No. 11.

          (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable - Previously filed with Post-Effective Amendment No. 3.

          (j)     Consent of Independent Accountants.

          (k)     Not Applicable.

          (l) Agreement relating to initial capital - Previously filed with Post-Effective Amendment No. 3.

          (m)     Not Applicable.

          (n)     Not Applicable.



Item 24.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------

          No person is presently controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

                Pursuant to Article V, Sec. 5.3 of the Registrant's Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.

                In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.

                The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

          See "Management of the Fund" in the Prospectus and "Investment Management and Other Services" in the Additional Statement regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser.


Name & Current Position with OpCap Advisors          Other Business and Connections During the Past
-------------------------------------------          ----------------------------------------------
                                                     Two Years
                                                    ----------

Frank Poli, Secretary                                Chief Legal Officer of PIMCO Advisors, L.P.;
                                                     Secretary of Oppenheimer Capital and OCC
                                                     Distributors.

Kenneth M. Poovey, Chief Executive Officer           Chief Executive Officer of Oppenheimer Capital;
                                                     Chief Operating Officer of PIMCO Advisors, L.P.


Lawrence K. Becker, Treasurer and Chief              Managing Director/Treasurer/Chief Financial
Financial Officer                                    Officer of Oppenheimer Capital; Treasurer and
                                                     Chief Financial Officer of OCC Distributors.

The address of OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105-4800.



Item 27.  Principal Underwriter
--------  ---------------------

          (a) OCC Distributors acts as principal underwriter for the Registrant and OCC Cash Reserves, Inc.

          (b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal
               Underwriter; the Principal Business Address of each is 1345
               Avenue of the Americas, New York, New York  10105-4800 except for
               Value Advisors LLC whose Principal Business Address is: 800
               Newport Center Drive, Newport Beach, CA  92660.

[To be updated.]

                                      Positions and Offices         Positions and Offices
Name                                  with Underwriter              with Registrant
-----------------------               ---------------------         ---------------------
Oppenheimer Capital                   General Partner               None

Value Advisors LLC                    General Partner               None

Frank Poli                            Principal                     Secretary/Vice President

David J. Ungar                        Financial Principal           None

Richard M. Weil                       Managing Director             Managing Director

Lawrence K. Becker                    Treasurer                     Treasurer


(c)                                Not applicable.


Item 28.      Location of Required Records -- Rule 31a-1
--------      ------------------------------------------
              (Except those maintained by Custodian and Transfer Agent)

              OpCap Advisors
              1345 Avenue of the Americas
              New York, NY  10105-4800

Item 29.      Management Services
--------     -------------------

              Not Applicable.

Item 30.      Undertakings
--------      ------------

              Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 31st day of January 2000.

                            OCC ACCUMULATION TRUST

                                          s/Joseph M. La Motta
                                       -----------------------------
                                       Joseph M. La Motta, President

Attest:

s/Elliot M. Weiss
--------------------------
Elliot M. Weiss, Secretary


  Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:

                            OCC ACCUMULATION TRUST

                                                   Date
                                                   ----

s/Joseph M. La Motta                        January 31, 2000
-----------------------------------------   ----------------------
Joseph M. La Motta, President, Trustee

s/Paul Y. Clinton                           January 31, 2000
-----------------------------------------   ----------------------
Paul Y. Clinton, Trustee

s/Thomas W. Courtney                        January 31, 2000
-----------------------------------------   ----------------------
Thomas W. Courtney, Trustee

s/Lacy B. Herrmann                          January 31, 2000
-----------------------------------------   ----------------------
Lacy B. Herrmann, Trustee

S/Elliot M. Weiss                           January 31, 2000
-----------------------------------------   ----------------------
Elliot M. Weiss, Secretary

s/Brian S. Shlissel                         January 31, 2000
-----------------------------------------   ----------------------
Brian S. Shlissel, Treasurer

                            OCC Accumulation Trust

                               INDEX TO EXHIBITS




Exhibit No.
-----------

               (d)(2) Investment Sub-Advisory Agreement between PIMCO Equity Advisors and OpCap Advisors.

               (d)(3) Investment Sub-Advisory Agreement between PIMCO and OpCap Advisors.

               (j)  Consent of Independent Accountants.